UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21187

PIMCO Municipal Income Fund III

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, NY	10105
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna - 1345 Avenue of the Americas, New York, NY 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: September 30, 2007

Date of reporting period: September 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORT TO SHAREHOLDERS

PIMCO Municipal Income Fund III
PIMCO California Municipal Income Fund III
PIMCO New York Municipal Income Fund III
Annual Report
September 30, 2007

Contents

Letter to Shareholders	1
Fund Insights/Performance & Statistics	2-4
Schedules of Investments	5-24
Statements of Assets and Liabilities	25
Statements of Operations	26
Statements of Changes in Net Assets	28-29
Statements of Cash Flows	30-32
Notes to Financial Statements	33-40
Financial Highlights	41-43
Report of Independent Registered Public Accounting Firm	44
Tax Information/Annual Shareholder Meetings Results	45
Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements	46-48
Privacy Policy/Proxy Voting Policies & Procedures	49
Dividend Reinvestment Plan	50
Board of Trustees	51-52
Principal Officers	53

PIMCO Municipal Income Funds III
Letter to Shareholders

November 1, 2007

Dear Shareholder:

We are pleased to provide you with the annual report for the PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III and PIMCO New York Municipal Income Fund III (the ‘‘Funds’’) for the fiscal year ended September 30, 2007.

The U.S. bond market delivered modest returns for the period as economic growth continued to moderate and weakness in the U.S. housing and mortgage markets added to volatility. The Lehman Municipal Bond Index returned 3.09% for the period, providing a competitive return on a tax-adjusted basis to the broad market return of 5.14% for the Lehman Aggregate Bond Index. The Federal Reserve lowered the Federal Funds rate during the period in a move to add liquidity to markets that had become constrained due to weakness in subprime mortgages.

For specific information on the Funds and their performance during the reporting period, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Funds’ shareholder servicing agent at (800) 331-1710. You will also find a wide range of information and resources on our Web site, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Funds’ investment manager, and Pacific Investment Management Company LLC, the Funds’ sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman	President & Chief Executive Officer

9.30.07 | PIMCO Municipal Income Funds III Annual Report 1

PIMCO Municipal Income Fund III
Fund Insights/Performance & Statistics
September 30, 2007 (unaudited)

•	For the fiscal year ended September 30, 2007, PIMCO Municipal Income Fund III returned 3.17% on net asset value and 1.38% on market price, compared with 1.28% and (0.07)%, respectively, for the Lipper Analytical General Municipal Debt Funds (Leveraged) average.

•	The municipal bond market underperformed the taxable bond market for the twelve-month period, with the Lehman Municipal Bond Index returning 3.09% and the Lehman Aggregate Bond Index returning 5.14%, respectively.

•	Longer maturity municipal bonds underperformed shorter maturity municipals during the reporting period, as the yield curve steepened. For example, yields on five- and 10-year AAA General Obligation yields rose 3 and 11 basis-points, while 20- and 30-year yields rose 25 and 27 basis-points, respectively. Note that when a bond’s yield rises, its price declines, and vice versa.

•	Longer maturity municipals also underperformed longer maturity Treasuries for the period. Consequently, interest rate hedging strategies that benefit when longer-term Treasuries lag municipals were negative for performance.

•	The Fund’s exposure to tobacco-securitized debt hindered performance, as the increased supply of new issues that were brought to the market weighed on the price of existing bonds.

•	The Fund’s exposure to zero-coupon bonds adversely affected performance as intermediate- and longer-duration zero coupons declined in value during the period.

•	Emphasis on higher credit-quality bonds benefited performance as lower-rated, more speculative issues underperformed during the latter part of the fiscal year due to liquidity challenges.

Total Return(1):	Market Price	Net Asset Value (‘‘NAV’’)
1 Year	1.38%	3.17%
3 Year	8.18%	6.80%
Commencement of Operations (10/31/02) to 9/30/07	6.60%	6.82%

Common Share Market Price / NAV Performance:

Commencement of Operations (10/31/02) to 9/30/07

Market Price / NAV:
Market Price	$15.05
NAV	$14.53
Premium to NAV	3.58%
Market Price Yield(2)	5.58%

Moody’s Ratings
(as a % of total investments)

(1)	Past performance is no guarantee of future results. Total return is calculated by subtracting the value of an investment in the Fund at the beginning of each specified period from the value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all of the Fund’s income dividends and capital gain distributions have been reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return does not reflect broker commissions or sales charges. Total return for a period of more than one year represents the average annual total return.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2)	Market Price Yield is determined by dividing the annualized current monthly per share dividend (comprised from net investment income) payable to common shareholders by the market price per common share at September 30, 2007.

2 PIMCO Municipal Income Funds III Annual Report | 9.30.07

PIMCO California Municipal Income Fund III
Fund Insights/Performance & Statistics
September 30, 2007 (unaudited)

•	For the fiscal year ended September 30, 2007, PIMCO California Municipal Income Fund III returned 3.54% on net asset value and (11.38)% on market price, compared with 1.57% and (2.14)%, respectively, for the Lipper Analytical California Municipal Debt Funds average.

•	During the reporting period, California municipal bonds, as measured by the Lehman California Municipal Bond Index, underperformed the broader national municipal market, as measured by the Lehman Municipal Bond Index, returning 2.98% and 3.09%, respectively.

•	The California AAA insured municipal yield curve steepened during the reporting period. For example, five-year maturity AAA municipal yields increased 4 basis-points, while 10-, 20- and 30-year maturities increased 14, 22 and 22 basis-points, respectively.

•	The Fund’s exposure to tobacco-securitized debt hindered performance, as the increased supply of new issues that were brought to the market weighed on the price of existing bonds.

•	The Fund’s exposure to zero-coupon bonds adversely affected performance as intermediate- and longer-duration zero coupons declined in value during the period.

•	Emphasis on higher credit-quality bonds benefited performance as lower-rated, more speculative issues underperformed during the latter part of the fiscal year due to liquidity challenges.

Total Return(1):	Market Price	Net Asset Value (‘‘NAV’’)
1 Year	(11.38)%	3.54%
3 Year	7.53%	7.44%
Commencement of Operations (10/31/02) to 9/30/07	5.33%	6.82%

Common Share Market Price / NAV Performance:

Commencement of Operations (10/31/02) to 9/30/07

Market Price / NAV:
Market Price	$14.20
NAV	$14.48
Discount to NAV	(1.93)%
Market Price Yield(2)	4.91%

Moody’s Ratings
(as a % of total investments)

(1)	Past performance is no guarantee of future results. Total return is calculated by subtracting the value of an investment in the Fund at the beginning of each specified period from the value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all of the Fund’s income dividends and capital gain distributions have been reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return does not reflect broker commissions or sales charges. Total return for a period of more than one year represents the average annual total return.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2)	Market Price Yield is determined by dividing the annualized current monthly per share dividend (comprised from net investment income) payable to common shareholders by the market price per common share at September 30, 2007.

9.30.07 | PIMCO Municipal Income Funds III Annual Report 3

PIMCO New York Municipal Income Fund III
Fund Insights/Performance & Statistics
September 30, 2007 (unaudited)

•	For the fiscal year ended September 30, 2007, PIMCO New York Municipal Income Fund III returned 1.71% on net asset value and (13.12)% on market price, compared with 1.63% and (0.84)%, respectively, for the Lipper Analytical New York Municipal Debt Funds average.

•	During the reporting period, municipal bonds issued within New York, as measured by the Lehman New York Municipal Bond Index, slightly outperformed the national market, as measured by the Lehman Municipal Bond Index, returning 3.19% and 3.09%, respectively.

•	The New York AAA insured municipal yield curve steepened during the reporting period. For example, five-year maturity AAA yields increased 2 basis-points, while 10-, 20- and 30-year maturities increased 14, 25, and 28 basis-points, respectively.

•	The Fund’s exposure to tobacco-securitized debt hindered performance, as the increased supply of new issues that were brought to the market weighed on the price of existing bonds.

•	The Fund’s exposure to zero-coupon bonds adversely affected performance as intermediate- and longer-duration zero coupons declined in value during the period.

•	Emphasis on higher credit-quality bonds benefited performance as lower-rated, more speculative issues underperformed during the latter part of the fiscal year due to liquidity challenges.

Total Return(1):	Market Price	Net Asset Value (‘‘NAV’’)
1 Year	(13.12)%	1.71%
3 Year	4.17%	6.43%
Commencement of Operations (10/31/02) to 9/30/07	4.09%	6.57%

Common Share Market Price/NAV Performance:

Commencement of Operations (10/31/02) to 9/30/07

Market Price/NAV:
Market Price	$13.57
NAV	$14.57
Discount to NAV	(6.86)%
Market Price Yield(2)	4.49%

Moody’s Ratings
(as a % of total investments)

(1)	Past performance is no guarantee of future results. Total return is calculated by subtracting the value of an investment in the Fund at the beginning of each specified period from the value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all of the Fund’s income dividends and capital gain distributions have been reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return does not reflect broker commissions or sales charges. Total return for a period of more than one year represents the average annual total return.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2)	Market Price Yield is determined by dividing the annualized current monthly per share dividend (comprised from net investment income) payable to common shareholders by the market price per common share at September 30, 2007.

4 PIMCO Municipal Income Funds III Annual Report  | 9.30.07

PIMCO Municipal Income Fund III
Schedule of Investments
September 30, 2007

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
MUNICIPAL BONDS & NOTES–97.1%
	Alabama–1.1%
	Birmingham, GO, Ser. B (AMBAC) (a),
$1,000	5.00%, 12/1/27, (Pre-refunded @ $100, 12/1/12)	Aaa/AAA	$1,066,330
2,560	5.00%, 12/1/32, (Pre-refunded @ $100, 8/15/12)	Aaa/AAA	2,729,805
5,000	Birmingham Baptist Medical Centers Special Care Facs. Financing Auth. Rev., 5.00%, 11/15/30, Ser. A	Baa1/NR	4,788,300
1,500	Colbert Cnty., Northwest Health Care Auth., Health Care Facs. Rev., 5.75%, 6/1/27	Baa3/NR	1,513,890
			10,098,325
	Alaska–0.8%
3,100	Northern Tobacco Securitization Corp. Rev., 5.00%, 6/1/46, Ser. A	Baa3/NR	2,589,709
	State Housing Finance Corp. Rev.,
3,900	5.00%, 12/1/33, Ser. A	Aaa/AAA	3,927,378
1,000	5.25%, 6/1/32, Ser. C (MBIA)	Aaa/AAA	1,005,940
			7,523,027
	Arizona–2.9%
	Health Facs. Auth. Rev.,
1,000	Beatitudes Project, 5.20%, 10/1/37	NR/NR	904,680
2,200	John C. Lincoln Health Network,
	7.00%, 12/1/25, (Pre-refunded @ $102, 12/1/10) (a)	NR/BBB	2,461,470
1,500	Maricopa Cnty. Pollution Control Corp., Pollution Control Rev., 5.05%, 5/1/29 (AMBAC)	Aaa/AAA	1,543,200
	Salt River Project Agricultural Improvement & Power Dist. Rev., Ser. A (h),
5,000	5.00%, 1/1/35	Aa1/AA	5,173,750
16,000	5.00%, 1/1/37	Aa1/AA	16,544,800
			26,627,900
	Arkansas–0.1%
7,000	Arkansas Dev. Finance Auth. Rev., zero coupon, 7/1/46 (AMBAC)	Aaa/NR	1,007,930
	California–7.4%
1,000	Alameda Public Financing Auth. Rev., 7.00%, 6/1/09	NR/NR	998,960
2,000	Chula Vista Community Facs. Dist., Special Tax, 5.25%, 9/1/30	NR/NR	1,917,620
	Golden State Tobacco Securitization Corp., Tobacco Settlement Rev.,
8,000	5.00%, 6/1/33, Ser. A-1	Baa3/BBB	7,060,320
27,585	6.25%, 6/1/33, Ser. 2003-A-1	Aaa/AAA	30,272,882
21,000	6.75%, 6/1/39, Ser. 2003-A-1, (Pre-refunded @ $100, 6/1/13) (a)	Aaa/AAA	24,312,750
3,060	Statewide Community Dev. Auth. Rev., Baptist Univ.,
	9.00%, 11/1/17, Ser. B (b)	NR/NR	3,116,304
			67,678,836
	Colorado–3.3%
1,000	Aurora Single Tree Metropolitan Dist., GO, 5.50%, 11/15/31	NR/NR	925,840
9,955	Colorado Springs Rev., 5.00%, 11/15/30, Ser. B (h)	Aa2/AA	10,225,477
500	Confluence Metropolitan Dist. Rev, 5.45%, 12/1/34	NR/NR	475,515

9.30.07 | PIMCO Municipal Income Funds III Annual Report 5

PIMCO Municipal Income Fund III
Schedule of Investments
September 30, 2007 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Colorado–(continued)
	El Paso Cnty., CP (AMBAC),
$1,735	5.00%, 12/1/23, Ser. A, (Pre-refunded @ $100, 12/1/12) (a)	Aaa/AAA	$1,850,083
1,725	5.00%, 12/1/23, Ser. B	Aaa/AAA	1,786,720
2,820	5.00%, 12/1/27, Ser. A, (Pre-refunded @ $100, 12/1/12) (a)	Aaa/AAA	3,007,051
1,500	5.00%, 12/1/27, Ser. B	Aaa/AAA	1,544,550
1,500	Garfield Cnty. School Dist. Re-2, GO, 5.00%, 12/1/25 (FSA)	Aaa/NR	1,549,455
1,000	Health Facs. Auth. Rev., American Baptist Homes, 5.90%, 8/1/37, Ser. A	NR/NR	1,001,380
1,500	Housing & Finance Auth. Rev., Evergreen Country Day School, 5.875%, 6/1/37 (b)	NR/BB	1,486,335
4,000	Saddle Rock Metropolitan Dist., GO, 5.35%, 12/1/31 (Radian)	NR/AA	4,020,400
2,500	School Mines Auxiliary Facs. Rev., 5.00%, 12/1/37 (AMBAC)	Aaa/AAA	2,549,925
			30,422,731
	Florida–5.6%
3,480	Brevard Cnty. Health Facs. Auth. Rev., 5.00%, 4/1/34	A2/A	3,459,746
8,000	Highlands Cnty. Health Facs. Auth. Rev., Adventist Health System,
	5.25%, 11/15/23, Ser. B, (Pre-refunded @ $100, 11/15/12) (a)	A1/A+	8,572,880
2,500	Hillsborough Cnty. Industrial Dev. Auth. Rev., Tampa General Hospital, 5.25%, 10/1/34, Ser. B	A3/NR	2,508,900
1,485	Julington Creek Plantation Community Dev. Dist., Special Assessment Rev., 5.00%, 5/1/29 (MBIA)	Aaa/AAA	1,528,600
1,000	Orange Cnty. Housing Finance Auth., Multifamily Rev., Palm Grove Gardens, 5.25%, 1/1/28, Ser. G	Aaa/NR	1,017,320
15,000	Pinellas Cnty. Health Fac. Auth. Rev., Baycare Health, 5.50%, 11/15/33, (Pre-refunded @ $100, 5/15/13) (a)	Aa3/NR	16,405,050
3,895	Sarasota Cnty. Health Fac. Auth. Rev., 5.75%, 7/1/45	NR/NR	3,829,759
7,500	South Miami Health Facs. Auth., Hospital Rev., Baptist Health, 5.25%, 11/15/33, (Pre-refunded @ $100, 2/1/13) (a)	Aaa/AA−	8,060,850
5,615	Tampa, Water & Sewer Rev., 5.00%, 10/1/26, Ser. A	Aa2/AA	5,774,690
			51,157,795
	Georgia–0.6%
1,750	Fulton Cnty. Rev., 5.125%, 7/1/42, Ser. A	NR/NR	1,555,138
4,000	Griffin Combined Public Utility Rev., 5.00%, 1/1/32 (AMBAC)	Aaa/AAA	4,134,680
			5,689,818
	Idaho–0.8%
	State Building Auth., Building Rev., Ser. A (XLCA),
1,000	5.00%, 9/1/33	Aaa/AAA	1,024,700
5,750	5.00%, 9/1/43	Aaa/AAA	5,867,128
			6,891,828
	Illinois–6.4%
2,250	Chicago, GO, 5.00%, 1/1/31, Ser. A (MBIA)	Aaa/AAA	2,290,252
	Chicago, Lake Shore East, Special Assessment,
1,600	6.625%, 12/1/22	NR/NR	1,695,504
3,456	6.75%, 12/1/32	NR/NR	3,658,245

6 PIMCO Municipal Income Funds III Annual Report | 9.30.07

PIMCO Municipal Income Fund III
Schedule of Investments
September 30, 2007 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Illinois–(continued)
$500	Chicago Board of Education School Reform, GO, zero coupon, 12/1/28, Ser. A (FGIC)	Aaa/AAA	$184,775
3,000	Chicago Kingsbury Redev. Project, Tax Allocation, 6.57%, 2/15/13, Ser. A	NR/NR	3,052,230
7,000	Chicago Motor Fuel Tax Rev., 5.00%, 1/1/33, Ser. A (AMBAC)	Aaa/AAA	7,135,940
4,000	Chicago Park Dist., GO, 5.00%, 1/1/29, Ser. D (FGIC)	Aaa/AAA	4,073,440
	Dev. Finance Auth. Rev.,
1,500	5.50%, 5/15/37	NR/NR	1,438,620
1,000	5.875%, 3/1/27, Ser. A	NR/NR	991,370
2,000	Christian Homes, Inc., 5.75%, 5/15/31, Ser. A	NR/NR	1,942,060
12,795	Peoples Gas Light & Coke, 5.00%, 2/1/33 (AMBAC) (h)	Aaa/AAA	12,997,289
1,050	Three Crowns Park Plaza, 5.875%, 2/15/38	NR/NR	1,050,945
	Educational Facs. Auth. Rev., Univ. of Chicago,
4,780	5.00%, 7/1/33	Aa1/AA	4,897,062
220	5.00%, 7/1/33, (Pre-refunded @ $100, 7/1/13) (a)	Aa1/AA	235,607
165	5.25%, 7/1/41	Aa1/AA	171,293
4,160	5.25%, 7/1/41, (Pre-refunded @ $101, 7/1/11) (a)	Aa1/AA	4,439,183
	Finance Auth. Rev., Ser. A,
425	6.00%, 3/1/37	NR/NR	422,875
1,500	6.00%, 11/15/37	NR/NR	1,504,395
1,175	Health Facs. Auth. Rev., Elmhurst Memorial Healthcare, 5.50%, 1/1/22	A2/NR	1,222,576
4,283	Round Lake, Special Tax Rev., 6.70%, 3/1/33, (Pre-refunded @ $102, 3/1/13) (a)	NR/NR	4,868,829
			58,272,490
	Indiana–3.1%
7,535	Bond Bank Rev., 5.00%, 2/1/33, Ser. A (FSA)	Aaa/AAA	7,710,264
3,000	Brownsburg 1999 School Building Corp. Rev.,
	5.25%, 3/15/25, Ser. A, (Pre-refunded @ $100, 9/15/13) (FSA) (a)	Aaa/AAA	3,259,590
1,375	Fort Wayne Pollution Control Rev., 6.20%, 10/15/25	Caa1/B−	1,398,045
5,000	Indianapolis Local Public Improvement Board, Tax Allocation,
	5.00%, 2/1/29, Ser. G (MBIA)	Aaa/AAA	5,124,100
	Michigan City Area Wide School Building Corp., Rev. (FGIC),
2,500	zero coupon, 1/15/21	Aaa/AAA	1,382,475
1,000	zero coupon, 7/15/21	Aaa/AAA	540,790
1,000	zero coupon, 1/15/22	Aaa/AAA	525,920
	Plainfield Parks Facs. Corp. Lease Rent Rev.,
1,000	5.00%, 1/15/22 (AMBAC)	Aaa/AAA	1,030,190
	Portage Industrial Economic Dev. Rev.,
1,000	5.00%, 7/15/23	NR/BBB+	993,450
775	5.00%, 1/15/27	NR/BBB+	760,926
3,500	State Dev. Finance Auth., Pollution Control Rev.,
	5.00%, 3/1/30 (AMBAC)	Aaa/AAA	3,503,850
2,000	Vigo Cnty. Hospital Auth. Rev., 5.70%, 9/1/37 (b)	NR/NR	1,994,180
			28,223,780

9.30.07 | PIMCO Municipal Income Funds III Annual Report 7

PIMCO Municipal Income Fund III
Schedule of Investments
September 30, 2007 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Iowa–1.7%
$1,000	Coralville, CP, 5.25%, 6/1/26, Ser. D	A2/B+	$1,021,560
3,715	Finance Auth. Rev., Wedum Walnut Ridge LLC, 5.625%, 12/1/45, Ser. A	NR/NR	3,571,193
	Tobacco Settlement Auth. of Iowa Rev., Ser. B,
11,010	zero coupon, 6/1/34, (Converts to 5.60% on 12/1/07)	Baa3/BBB	10,163,661
1,000	5.60%, 6/1/35, (Pre-refunded @ $101, 6/1/11) (a)	NR/AAA	1,076,040
			15,832,454
	Kentucky–0.3%
	Economic Dev. Finance Auth., Hospital Facs. Rev.,
1,000	Catholic Healthcare Partners, 5.25%, 10/1/30	Aa3/AA−	1,018,440
1,080	St. Luke’s Hospital, 6.00%, 10/1/19, Ser. B	A3/A	1,190,527
			2,208,967
	Louisiana–1.0%
	Public Facs. Auth. Rev., Ochsner Clinic Foundation, Ser. B,
5,000	5.50%, 5/15/32, (Pre-refunded @ $100, 5/15/26) (a)	A3/NR	5,686,950
1,700	5.50%, 5/15/47	A3/NR	1,721,420
1,595	Tobacco Settlement Financing Corp. Rev., 5.875%, 5/15/39, Ser. 2001-B	Baa3/BBB	1,580,166
			8,988,536
	Maryland–0.2%
500	Health & Higher Educational Facs. Auth. Rev., 5.30%, 1/1/37	NR/NR	473,005
1,500	State Health & Higher Educational Facs. Auth. Rev., Calvert Health Systems, 5.50%, 7/1/36	A2/NR	1,551,915
			2,024,920
	Massachusetts–1.1%
	State Dev. Finance Agcy. Rev.,
1,000	5.75%, 7/1/33, Ser. C, (Pre-refunded @ $101, 7/1/13) (a)	A3/A−	1,063,020
750	Linden Ponds, 5.75%, 11/15/35, Ser. A	NR/NR	756,817
4,910	State Housing Finance Agcy., Housing Rev., 5.125%, 6/1/43, Ser. H	Aa3/AA−	4,957,038
3,225	State Water Pollution Abatement Trust Rev., 5.00%, 8/1/32, Ser. 8	Aaa/AAA	3,301,110
			10,077,985
	Michigan–13.8%
500	Corner Creek Academy East Rev., 5.25%, 11/1/36	A1/BB+	445,545
250	Crescent Academy, CP, 5.75%, 12/1/36	NR/NR	246,363
	Detroit Water Supply System Rev.,
33,040	5.00%, 7/1/32, Ser. A (FSA) (h)	Aaa/AAA	33,765,228
35,000	5.00%, 7/1/34, Ser. A (MBIA) (h)	Aaa/AAA	35,732,550
7,555	5.00%, 7/1/34, Ser. B (MBIA)	Aaa/AAA	7,713,126
500	Star International Academy, CP, 6.125%, 3/1/37	NR/BB+	507,240
5,000	State Building Auth. Rev., 5.00%, 10/15/26, Ser. III, (Pre-refunded @ $100, 10/15/12) (FSA) (a)	Aaa/AAA	5,324,300

8 PIMCO Municipal Income Funds III Annual Report | 9.30.07

PIMCO Municipal Income Fund III
Schedule of Investments
September 30, 2007 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Michigan–(continued)
$175	State Hospital Finance Auth. Rev.,
	Detroit Medical Center, 5.25%, 8/15/23	Ba3/BB−	$165,960
4,000	Henry Ford Health System, 5.00%, 3/1/17, (Pre-refunded @ $100, 3/1/13) (a)	A1/A	4,254,760
	Oakwood Group, Ser. A,
5,405	5.75%, 4/1/32	A2/A	5,610,768
575	6.00%, 4/1/22	A2/A	612,254
20,000	Trinity Health Credit, 5.375%, 12/1/30	Aa2/AA−	20,574,000
1,000	State Technical Univ. Rev., 5.00% 10/1/33 (XLCA)	Aaa/AAA	1,025,570
10,000	Tobacco Settlement Finance Auth. Rev., 6.00%, 6/1/48, Ser. A	NR/BBB	9,975,000
			125,952,664
	Minnesota–0.4%
750	Cottage Grove Rev., 5.00%, 12/1/31	NR/NR	673,380
2,400	Upsala Independent School Dist. No. 487, GO, 5.00%, 2/1/28 (FGIC)	Aaa/AAA	2,536,416
			3,209,796
	Mississippi–0.5%
	Business Finance Corp., Pollution Control Rev.,
3,000	5.875%, 4/1/22	Ba1/BBB	3,009,000
1,250	5.90%, 5/1/22	Ba1/BBB	1,250,500
			4,259,500
	Missouri–2.4%
4,000	Bi-State Dev. Agcy. Rev., Missouri Illinois Metropolitan Dist., 5.00%, 10/1/32 (FSA)	Aaa/AAA	4,123,120
1,350	St. Louis Cnty. Industrial Dev. Auth., Housing Dev. Rev., 5.20%, 1/20/36 (GNMA)	NR/AAA	1,367,969
	St. Louis Industrial Dev. Auth. Rev. (GNMA),
1,500	5.125%, 12/20/29	NR/AAA	1,528,725
1,500	5.125%, 12/20/30	NR/AAA	1,521,795
4,365	State Environmental Improvement & Energy Res. Auth.,
	Water Pollution Control Rev., 5.00%, 7/1/23, Ser. B	Aaa/NR	4,542,175
7,500	State Health & Educational Facs. Auth., Health Facs. Rev.,
	St. Anthony’s Medical Center, 6.25%, 12/1/30, (Pre-refunded @
	$101, 12/1/10) (a)	A2/NR	8,169,525
250	Township of Jennings Rev., 5.00%, 11/1/23	NR/NR	240,162
500	Univ. Place Transportation Dev. Dist., Special Assessment, 5.00%, 3/1/32 (c)	NR/NR	476,280
			21,969,751
	Montana–1.3%
11,250	Forsyth Pollution Control Rev., Puget Sound Energy, 5.00%, 3/1/31 (AMBAC)	Aaa/AAA	11,635,763
	Nevada–0.4%
3,355	Henderson Health Care Fac. Rev., Catholic Healthcare West,
	5.125%, 7/1/28, (Pre-refunded @ $101, 7/1/08) (a)	A2/A	3,427,971

9.30.07 | PIMCO Municipal Income Funds III Annual Report 9

PIMCO Municipal Income Fund III
Schedule of Investments
September 30, 2007 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	New Hampshire–0.5%
	Manchester Water Works Rev. (FGIC),
$1,500	5.00%, 12/1/28	Aaa/AAA	$1,554,570
3,250	5.00%, 12/1/34	Aaa/AAA	3,348,735
			4,903,305
	New Jersey–4.4%
1,000	Camden Cnty., Improvement Auth. Rev., Cooper Health System, 5.00%, 2/15/35, Ser. A	Baa3/BBB	944,460
	Economic Dev. Auth.,
4,500	Kapkowski Road Landfill Project, Special Assessment, 6.50%, 4/1/28	Baa3/NR	5,078,115
300	Newark Airport Rev., 7.00%, 10/1/14	Ba1/NR	303,288
450	Seashore Gardens, 5.375%, 11/1/36	NR/NR	423,256
	Health Care Facs. Financing Auth. Rev.,
2,500	Middlesex Cnty. Pollution Control Auth. Rev., 5.75%, 9/15/32	Baa3/BBB−	2,581,250
3,000	Pascack Valley Hospital, 6.625%, 7/1/36 (j)	NR/CC	1,500,000
2,000	Somerset Medical Center, 5.50%, 7/1/33	Ba1/NR	1,943,520
2,000	South Port Corp., 5.10%, 1/1/33	NR/A	2,044,860
1,150	Trinitas Hospital, 5.25%, 7/1/30, Ser. A	Baa3/BBB−	1,109,945
1,500	State Educational Facs. Auth. Rev., 6.00%, 7/1/25, Ser. D	NR/NR	1,566,360
	Tobacco Settlement Financing Corp. Rev.,
9,250	5.00%, 6/1/41, Ser. 1A	Baa3/BBB	7,828,275
525	6.00%, 6/1/37, (Pre-refunded @ $100, 6/1/12) (a)	Aaa/AAA	577,411
1,000	6.125%, 6/1/24	Aaa/AAA	1,059,680
230	6.125%, 6/1/42, (Pre-refunded @ $100, 6/1/12) (a)	Aaa/AAA	254,182
350	6.25%, 6/1/43, (Pre-refunded @ $100, 6/1/13) (a)	Aaa/AAA	395,378
10,750	6.75%, 6/1/39, (Pre-refunded @ $100, 6/1/13) (a)	Aaa/AAA	12,416,035
			40,026,015
	New Mexico–0.1%
1,000	Farmington Pollution Control Rev., 5.80%, 4/1/22	Baa2/BBB	1,005,650
	New York–3.5%
10,000	Metropolitan Transportation Auth. Rev., 5.25%, 11/15/32, Ser. B, (Pre-refunded @ $100, 11/15/13) (a)	A2/AAA	10,915,400
	New York City Municipal Water Finance Auth., Water & Sewer System Rev.,
5,000	5.00%, 6/15/35, Ser. C	Aa2/AA+	5,122,550
8,180	5.00%, 6/15/37, Ser. D (h)	Aa2/AA+	8,400,287
1,500	5.00%, 6/15/39, Ser. A	Aa2/AA+	1,535,025
3,800	State Dormitory Auth. Rev., State Personal Income Tax,
	5.00%, 3/15/32, (Pre-refunded @ $100, 3/15/13) (a)	Aa3/AAA	4,066,912
2,000	State Environmental Facs. Corp. Rev., 5.00%, 6/15/28	Aaa/AAA	2,074,080
			32,114,254

10 PIMCO Municipal Income Funds III Annual Report | 9.30.07

PIMCO Municipal Income Fund III
Schedule of Investments
September 30, 2007 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	North Carolina–1.3%
$2,000	Charlotte-Mecklenburg Hospital Auth., Healthcare System Rev.,
	5.00%, 1/15/33, Ser. A, (Pre-refunded @ $100, 1/15/13) (a)	Aa3/AA−	$2,129,560
	Eastern Municipal Power Agcy., Power System Rev.,
2,000	5.125%, 1/1/23, Ser. D	Baa1/BBB	2,040,820
2,000	5.125%, 1/1/26, Ser. D	Baa1/BBB	2,032,460
3,795	5.375%, 1/1/17, Ser. C	Baa1/BBB	3,989,911
1,500	Medical Care Commission, Health Care Facs. Rev.,
	Cleveland Cnty., 5.00%, 7/1/35 (AMBAC)	Aaa/AAA	1,539,600
			11,732,351
	Ohio–0.8%
2,500	Lorain Cnty. Hospital Rev., Catholic Healthcare, 5.375%, 10/1/30	Aa3/AA−	2,564,275
	Ohio Air Quality Dev. Auth. Rev., Dayton Power & Light Co.,
5,000	4.80%, 1/1/34, Ser. B (FGIC) (h)	Aaa/AAA	5,035,050
			7,599,325
	Pennsylvania–4.1%
	Allegheny Cnty. Hospital Dev. Auth. Rev.,
11,300	5.375%, 11/15/40, Ser. A	Ba2/BB	10,836,135
4,350	9.25%, 11/15/30, Ser. B, (Pre-refunded @ $102, 11/15/10) (a)	Ba3/AAA	5,143,179
1,500	Cumberland Cnty. Auth., Retirement Community Rev., Wesley Affiliated Services, 7.25%, 1/1/35, Ser. A, (Pre-refunded @ $101, 1/1/13) (a)	NR/NR	1,756,950
3,250	Delaware River Toll Bridge, Commission Bridge Rev., 5.00%, 7/1/28	A2/A−	3,332,875
1,250	Harrisburg Auth. Rev., 6.00%, 9/1/36	NR/NR	1,263,875
3,000	Lehigh Cnty. General Purpose Auth. Rev., St. Luke’s Bethlehem Hospital, 5.375%, 8/15/33, (Pre-refunded @ $100, 8/15/13) (a)	Baa1/BBB	3,264,330
5,000	Philadelphia School Dist., GO, 5.125%, 6/1/34, Ser. D, (Pre-refunded @ $100, 6/1/14) (FGIC) (a)	Aaa/AAA	5,429,300
6,300	St. Mary Hospital Auth., Bucks Cnty. Rev., 5.00%, 12/1/28, (Partially Pre-refunded @ $101, 6/1/08) (a)	NR/NR	6,091,911
			37,118,555
	Puerto Rico–0.3%
2,200	Electric Power Auth. Power Rev.,
	5.125%, 7/1/29, Ser. NN, (Pre-refunded @ $100, 7/1/13) (a)	A3/BBB+	2,373,778
	South Carolina–1.7%
7,500	Florence Cnty. Rev., McLeod Regional Medical Center,
	5.00%, 11/1/31, Ser. A (FSA)	Aaa/AAA	7,752,450
	Jobs Economic Dev. Auth. Rev., Bon Secours Health System,
6,700	5.625%, 11/15/30	A3/A−	6,904,886
750	6.00%, 11/15/37, Ser. A (c)	NR/NR	750,000
			15,407,336
	South Dakota–0.2%
1,705	Minnehaha Cnty. Health Facs. Rev., Bethany Lutheran,
	5.375%, 12/1/27	NR/NR	1,621,319

9.30.07 | PIMCO Municipal Income Funds III Annual Report 11

PIMCO Municipal Income Fund III
Schedule of Investments
September 30, 2007 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Tennessee–0.1%
$1,250	Knox Cnty. Health Educational & Housing Facs., Board Hospital, Facs. Rev., Catholic Healthcare Partners, 5.25%, 10/1/30	Aa3/AA−	$1,275,275
	Texas–14.1%
4,135	Canyon Independent School Dist., GO, 5.00%, 2/15/28, Ser. A, (Pre-refunded @ $100, 2/15/13) (PSF-GTD) (a)	NR/AAA	4,410,887
2,500	Columbia & Brazoria Independent School Dist., GO,
	5.00%, 8/1/29, (PSF-GTD)	NR/AAA	2,568,450
1,300	Comal Cnty. Health Facs. Dev., McKenna Memorial Hospital Project Rev., 6.25%, 2/1/32	Baa2/BBB−	1,343,173
6,810	Crowley Independent School Dist., GO,
	4.75%, 8/1/35 (PSF-GTD) (h)	Aaa/AAA	6,831,656
12,975	Dallas Area Rapid Transit Rev., 5.00%, 12/1/32,
	(Pre-refunded@$100,12/1/12)(FGIC)(a)(h)	Aaa/AAA	13,835,632
	Denton Independent School Dist., GO, (PSF-GTD),
5,745	zero coupon, 8/15/26, (Pre-refunded @ $44.73, 8/15/12) (a)	Aaa/AAA	2,141,621
255	zero coupon, 8/15/26	Aaa/AAA	91,981
5,745	zero coupon, 8/15/27, (Pre-refunded @ $42.17, 8/15/12) (a)	Aaa/AAA	2,019,023
255	zero coupon, 8/15/27	Aaa/AAA	86,593
4,785	zero coupon, 8/15/28, (Pre-refunded @ $39.75, 8/15/12) (a)	Aaa/AAA	1,585,175
215	zero coupon, 8/15/28	Aaa/AAA	68,720
5,745	zero coupon, 8/15/29, (Pre-refunded @ $37.46, 8/15/12) (a)	Aaa/AAA	1,793,532
255	zero coupon, 8/15/29	Aaa/AAA	76,704
1,915	zero coupon, 8/15/30, (Pre-refunded @ $35.30, 8/15/12) (a)	Aaa/AAA	563,316
85	zero coupon, 8/15/30	Aaa/AAA	24,068
7,660	zero coupon, 8/15/31, (Pre-refunded @ $33.25, 8/15/12) (a)	Aaa/AAA	2,122,663
340	zero coupon, 8/15/31	Aaa/AAA	90,603
10,115	5.00%, 8/15/33 (h)	Aaa/AAA	10,342,183
4,400	Harris Cnty., GO, 5.125%, 8/15/31, (Pre-refunded @ $100, 8/15/12) (a)	Aa1/AA+	4,696,912
	Harris Cnty. Health Facs. Dev. Corp. Rev., Ser. A,
5,000	Christus Health, 5.375%, 7/1/29, (Pre-refunded @ $101, 7/1/09) (MBIA) (a)	Aaa/AAA	5,201,500
2,750	St. Luke’s Episcopal Hospital, 5.375%, 2/15/26, (Pre-refunded @ $100, 8/15/11)	NR/AAA	2,927,678
19,500	Harris Cnty. Rev., 5.125%, 8/15/32, (Pre-refunded @ $100, 5/1/13) (FSA) (a)	Aaa/AAA	20,833,800
5,000	Houston Water & Sewer System Rev.,
	5.00%, 12/1/30, Ser. A, (Pre-refunded @ $100, 12/1/12) (FSA) (a)	Aaa/AAA	5,326,800
	Judson Independent School Dist., GO (PSF-GTD),
6,535	5.00%, 2/1/30, (Pre-refunded @ $100, 2/1/11) (a)	Aaa/NR	6,829,663
465	5.00%, 2/1/30	Aaa/NR	473,091
11,950	Mansfield Independent School Dist., GO, 5.00%, 2/15/28 (PSF-GTD) (h)	Aaa/AAA	12,271,574

12 PIMCO Municipal Income Funds III Annual Report | 9.30.07

PIMCO Municipal Income Fund III
Schedule of Investments
September 30, 2007 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Texas–(continued)
	Mesquite Independent School Dist. No. 1, GO, Ser. A (PSF-GTD),
$1,365	zero coupon, 8/15/16	NR/AAA	$930,220
1,000	zero coupon, 8/15/18	NR/AAA	612,160
1,000	zero coupon, 8/15/19	NR/AAA	575,460
1,000	zero coupon, 8/15/20	NR/AAA	541,910
2,105	Northwest Harris Cnty. Municipal Utility Dist. No. 16, GO, 5.30%, 10/1/29 (Radian)	NR/AA	2,120,030
2,000	Sabine River Auth. Rev., 5.20%, 5/1/28	Baa2/BB	1,845,500
	Univ. Rev.,
2,000	5.00%, 7/1/26, Ser. B, (Pre-refunded @ $100, 7/1/14) (a)	Aaa/AAA	2,158,780
11,115	5.00%, 8/15/33, Ser. B (h)	Aaa/AAA	11,398,210
			128,739,268
	Utah–0.4%
1,750	Cnty. of Weber, IHC Health Services Rev., 5.00%, 8/15/30	Aa1/AA+	1,759,048
750	Spanish Fork City Rev., 5.70%, 11/15/36	NR/NR	748,890
720	Utah Cnty. Lincoln Academy Charter School, GO,
	5.875%, 6/15/37, Ser. A (b)	NR/NR	722,304
			3,230,242
	Virginia–0.1%
1,000	James City Cnty. Economic Dev. Auth. Rev., 5.50%, 7/1/37, Ser. A	NR/NR	948,150
	Washington–10.2%
6,375	Chelan Cnty. Public Utility Dist. Rev., 5.125%, 7/1/33, Ser. C (AMBAC)	Aaa/AAA	6,562,297
	King Cnty. Sewer Rev., Ser A (h),
10,000	5.00%, 1/1/35 (FGIC)	Aaa/AAA	10,239,800
15,000	5.00%, 1/1/35 (FSA)	Aaa/AAA	15,291,600
21,625	Port Tacoma, GO, 5.00%, 12/1/33, (Pre-refunded @ $100, 12/1/13) (AMBAC) (a)(h)	Aaa/AAA	23,258,769
10,000	Seattle Drain & Wastewater Rev., 5.00%, 7/1/32 (FGIC) (h)	Aaa/AAA	10,227,900
3,400	State Housing Finance Commission Rev., Skyline at First Hill,
	5.625%, 1/1/38, Ser. A	NR/NR	3,339,072
22,575	Tobacco Settlement Auth., Tobacco Settlement Rev., 6.50%, 6/1/26	Baa3/BBB	23,703,073
			92,622,511
	Wisconsin–0.1%
560	Badger Tobacco Asset Securitization Corp. Rev., 6.00%, 6/1/17	Baa3/BBB	583,929
700	Milwaukee Redev. Auth. Rev., 5.65%, 8/1/37, Ser. A	NR/NR	676,459
			1,260,388
	Total Municipal Bond & Notes (cost–$847,943,201)		885,160,489

9.30.07 | PIMCO Municipal Income Funds III Annual Report 13

PIMCO Municipal Income Fund III
Schedule of Investments
September 30, 2007 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
VARIABLE RATE NOTES (d)(e)–2.0%
	Florida–0.3%
$2,554	State Turnpike Auth. Rev., 7.38%, 7/1/31, Ser. 1450 (b)(i)	Aa2/NR	$2,577,752
	New York–1.5%
4,660	Liberty Dev. Corp. Rev., 9.92%, 10/1/35, Ser. 1451 (b)(i)	Aa3/BBB+	6,190,577
6,000	State Dormitory Auth. Rev., Univ. & College Improvement.,
	8.55%, 3/15/35, Ser. 1216 (b)(i)	NR/AAA	6,997,500
			13,188,077
	Ohio–0.2%
2,075	Ohio Air Quality Dev. Auth. Rev., 7.51%, 1/1/34, Ser. 1223 (FGIC) (b)(i)	Aaa/AAA	2,147,646
	Pennsylvania–0.0%
350	Washington Cnty. Redev. Auth., Tax Allocation, 5.45%, 7/1/35, Ser. A	NR/NR	339,741
	Total Variable Rate Notes (cost–$18,736,791)		18,253,216
VARIABLE RATE DEMAND NOTES (e)(f)–0.6%
	Massachusetts–0.1%
1,090	Health & Educational Facs. Auth. Rev., 3.80%, 10/1/07, Ser. R	VMIG1/A-1+	1,090,000
	Michigan–0.3%
2,200	Univ. Rev., 4.00%, 10/1/07, Ser. A	VMIG1/A-1+	2,200,000
	Montana–0.2%
2,000	Fac. Finance Auth. Rev., Sister of Charity, 4.04%, 10/1/07, Ser. A	VMIG1/A-1+	2,000,000
	Total Variable Rate Demand Notes (cost–$5,290,000)		5,290,000
U.S. TREASURY BILLS (g)–0.3%
2,495	3.77%-4.62%,11/29/07-12/13/07 (cost–$2,476,136)		2,476,136
	Total Investments (cost–$874,446,128)–100.0%		$911,179,841

14 PIMCO Municipal Income Funds III Annual Report | 9.30.07 | See accompanying Notes to Financial Statements

PIMCO California Municipal Income Fund III
Schedule of Investments
September 30, 2007

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
CALIFORNIA MUNICIPAL BONDS & NOTES–91.9%
$1,000	Alameda Public Financing Auth. Rev., 7.00%, 6/1/09	NR/NR	$998,960
	Assoc. of Bay Area Gov’t Finance Auth. Rev., Odd Fellows Home,
3,200	5.20%, 11/15/22	NR/A+	3,317,472
11,725	5.35%, 11/15/32	NR/A+	12,137,486
	Burbank Public Finance Auth., Tax Allocation, San Fernando Redev. Project,
1,135	5.50%, 12/1/28	NR/BBB	1,163,477
1,000	5.50%, 12/1/33	NR/BBB	1,019,260
2,000	Butte-Glenn Community College, GO, 5.00%, 8/1/26, Ser. A (MBIA)	Aaa/NR	2,080,780
2,000	Capistrano Unified School Dist., Community Fac. Dist., Special Tax,
	6.00%, 9/1/32, (Pre-refunded @ $100, 9/1/13) (a)	NR/NR	2,254,600
500	Carson Public Financing Auth., Special Assessment,
	5.00%, 9/2/31, Ser. B	NR/NR	468,200
1,000	Cathedral City Public Financing Auth., Tax Allocation,
	5.00%, 8/1/33, Ser. A (MBIA)	Aaa/AAA	1,030,830
1,150	Ceres Redev. Agcy., Tax Allocation, 5.00%, 11/1/33 (MBIA)	Aaa/AAA	1,194,160
	Ceres Unified School Dist., GO (FGIC),
2,825	zero coupon, 8/1/28	Aaa/AAA	878,095
2,940	zero coupon, 8/1/29	Aaa/AAA	859,744
	Chula Vista Community Facs. Dist., Special Tax,
2,000	5.125%, 9/1/36	NR/NR	1,861,920
1,600	5.75%, 9/1/33	NR/NR	1,611,024
675	6.15%, 9/1/26	NR/NR	701,676
1,620	6.20%, 9/1/33	NR/NR	1,672,358
1,000	City of Carlsbad, Special Assessment, 6.00%, 9/2/34	NR/NR	1,018,890
	Contra Costa Cnty. Public Financing Auth., Tax Allocation, Ser. A,
1,415	5.625%, 8/1/33	NR/BBB	1,449,781
6,585	5.625%, 8/1/33, (Pre-refunded @ $100, 8/1/13) (a)	NR/BBB	7,283,668
3,775	Cucamonga School Dist., CP, 5.20%, 6/1/27	NR/A−	3,827,737
	Educational Facs. Auth. Rev.,
2,455	Loyola Marymount Univ., zero coupon, 10/1/34 (MBIA)	Aaa/NR	668,055
5,000	Pepperdine Univ., 5.00%, 9/1/33, Ser. A (FGIC)	Aaa/AAA	5,160,000
500	Franklin-McKinley School Dist., GO, 5.00%, 8/1/27, Ser. B,
	(Pre-refunded@$100,8/1/13)(FSA)(a)	Aaa/AAA	538,660
	Fremont Community Facs. Dist. No. 1, Special Tax,
1,250	5.30%, 9/1/30	NR/NR	1,206,550
5,000	6.30%, 9/1/31	NR/NR	5,137,000
9,500	Fresno School Unified Dist., GO, 6.00%, 8/1/26, Ser. A (MBIA)	Aaa/AAA	11,231,660
4,380	Glendale Electric Works Rev., 5.00%, 2/1/27 (MBIA)	Aaa/AAA	4,515,911
	Golden State Tobacco Securitization Corp. Tobacco Settlement Rev.,
6,000	5.00%, 6/1/33, Ser. A-1	Baa3/BBB	5,295,240
10,000	5.00%, 6/1/35, Ser. A (FGIC) (h)	Aaa/AAA	10,222,800
4,000	5.00%, 6/1/45, Ser. A (FGIC-TCRS) (h)	Aaa/AAA	4,076,200

9.30.07 | PIMCO Municipal Income Funds III Annual Report 15

PIMCO California Municipal Income Fund III
Schedule of Investments
September 30, 2007 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
$9,000	5.00%, 6/1/45, Ser. A (AMBAC-TCRS) (h)	Aaa/AAA	$9,171,450
18,000	6.25%, 6/1/33, Ser. 2003-A-1	Aaa/AAA	19,753,920
38,490	6.75%, 6/1/39, Ser. 2003-A-1, (Pre-refunded @ $100, 6/1/13) (a)	Aaa/AAA	44,561,798
	Health Facs. Finance Auth. Rev.,
5,000	Adventist Health System, 5.00%, 3/1/33	NR/A	4,957,150
6,000	Cottage Health System, 5.00%, 11/1/33, Ser. B (MBIA)	Aaa/AAA	6,148,140
5,000	Kaiser Permanente, 5.00%, 10/1/18, Ser. B	A3/AAA	5,114,550
	Paradise VY Estates (CA Mtg. Ins.),
2,000	5.125%, 1/1/22	NR/A+	2,053,920
1,550	5.25%, 1/1/26	NR/A+	1,592,005
2,000	Sutter Health, 6.25%, 8/15/35, Ser. A	Aa3/AA−	2,127,280
	Infrastructure & Economic Dev. Bank Rev.,
7,750	Bay Area Toll Bridges, 5.00%, 7/1/36, (Pre-refunded @
	$100, 1/1/28) (AMBAC) (a)(h)	Aaa/AAA	8,368,450
	Kaiser Assistance Corp.,
3,000	5.50%, 8/1/31, Ser. B	A2/A	3,087,000
8,000	5.55%, 8/1/31, Ser. A	NR/A+	8,252,080
3,725	La Mesa-Spring Valley School Dist., GO, 5.00%, 8/1/26, Ser. A,
	(Pre-refunded@$100,8/1/12)(FGIC)(a)	Aaa/AAA	3,974,463
20	Lancaster Financing Auth., Tax Allocation, 4.75%, 2/1/34 (MBIA)	Aaa/AAA	20,089
825	Lee Lake Water Dist. Community Facs. Dist. No. 2, Montecito
	Ranch, Special Tax, 6.125%, 9/1/32	NR/NR	838,010
5,000	Long Beach Community College Dist., GO, 5.00%, 5/1/28, Ser. A,
	(Pre-refunded@$100,5/1/13)(MBIA)(a)	Aaa/AAA	5,371,650
	Los Angeles Department of Water & Power Rev. (h),
6,000	4.75%, 7/1/30, Ser. A (FSA)	Aaa/AAA	6,057,660
10,000	5.00%, 7/1/30	Aa3/AA−	10,275,400
20,000	5.00%, 7/1/35 (FSA)	Aaa/AAA	20,712,600
3,000	Los Angeles Unified School Dist., GO, 5.125%, 1/1/27, Ser. E,
	(Pre-refunded@$100,7/1/12)(MBIA)(a)	Aaa/AAA	3,211,260
5,280	Modesto Irrigation Dist., CP, 5.00%, 7/1/33, Ser. A (MBIA)	Aaa/AAA	5,417,333
4,585	Moreno Valley Unified School Dist. Community Facs. Dist.,
	Special Tax, 5.20%, 9/1/36	NR/NR	4,304,902
2,180	Murrieta Valley Unified School Dist., Special Tax,
	6.40%, 9/1/24, (Pre-refunded @ $102, 9/1/09) (a)	NR/NR	2,339,554
5,000	Oakland, GO, 5.00%, 1/15/33, Ser. A (MBIA)	Aaa/AAA	5,132,600
	Oakland Redev. Agcy., Tax Allocation, (Pre-refunded @ $100, 3/1/13) (a),
985	5.25%, 9/1/27	NR/A	1,067,257
1,545	5.25%, 9/1/33	NR/A	1,675,599
5,000	Orange Cnty. Community Facs. Dist., Ladera Ranch, Special Tax,
	5.55%, 8/15/33, Ser. A	NR/NR	4,986,000
5,000	Orange Cnty. Unified School Dist., CP, 4.75%, 6/1/29 (MBIA)	Aaa/AAA	5,026,650

16 PIMCO Municipal Income Funds III Annual Report | 9.30.07

PIMCO California Municipal Income Fund III
Schedule of Investments
September 30, 2007 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Orange Cnty. Water Dist. Rev., CP (MBIA),
$1,000	5.00%, 8/15/28, Ser. B	Aaa/AAA	$1,024,960
5,525	5.00%, 8/15/34, Ser. B (h)	Aaa/AAA	5,654,340
5,000	Pajaro Valley Unified School Dist., GO, 5.00%, 8/1/26, Ser. A
	(Pre-refunded@$100,8/1/13)(FSA)(a)(h)	Aaa/AAA	5,386,600
2,000	Palm Desert Financing Auth., Tax Allocation, 5.00%, 4/1/25,
	Ser. A (MBIA)	Aaa/AAA	2,075,160
6,455	Pasadena Water Rev., 5.00%, 6/1/33 (FGIC) (h)	Aaa/AAA	6,637,096
1,410	Pomona Public Financing Auth. Rev., 5.00%, 12/1/37,
	Ser. AF (MBIA)	Aaa/AAA	1,449,254
	Poway Unified School Dist., Community Facs. Dist. No. 6, Special Tax,
3,650	5.125%, 9/1/28	NR/NR	3,547,216
1,285	6.05%, 9/1/25	NR/NR	1,319,027
2,100	6.125%, 9/1/33	NR/NR	2,141,811
5,000	Riverside, CP, 5.00%, 9/1/33 (AMBAC)	Aaa/AAA	5,120,500
500	Rocklin Unified School Dist. Community Facs., Special Tax,
	5.00%, 9/1/29 (MBIA)	Aaa/AAA	514,660
1,360	Sacramento City Financing Auth. Rev., North Natomas CFD No. 2,
	6.25%, 9/1/23, Ser. A	NR/NR	1,379,448
10,820	Sacramento Cnty. Water Financing Auth. Rev.,
	5.00%, 6/1/34, (Pre-refunded @ $100, 6/1/13) (AMBAC) (a)(h)	NR/NR	11,634,962
8,000	Sacramento Muni Utility Dist., Electric Rev., 5.00%, 8/15/33,
	Ser R (MBIA) (h)	Aaa/AAA	8,232,880
12,075	San Diego Community College Dist., GO, 5.00%, 5/1/28,
	Ser. A (FSA) (h)	Aaa/AAA	12,453,551
	San Diego Community Facs. Dist. No. 3, Special Tax, Ser. A (b)(i),
890	5.60%, 9/1/21	NR/NR	882,319
580	5.70%, 9/1/26	NR/NR	570,807
1,700	5.75%, 9/1/36	NR/NR	1,654,610
	San Diego Unified School Dist., GO (FSA),
480	5.00%, 7/1/26, Ser. C	Aaa/AAA	511,195
11,000	5.00%, 7/1/26, Ser. E	Aaa/AAA	11,727,430
8,425	5.00%, 7/1/28, Ser. E	Aaa/AAA	8,982,145
1,500	San Diego Univ. Foundation Auxiliary Organization, Rev.,
	5.00%, 3/1/27, Ser. A (MBIA)	Aaa/AAA	1,539,300
3,000	San Jose, Libraries & Parks, GO, 5.125%, 9/1/31	Aa1/AA+	3,093,570
15,700	San Marcos Public Facs. Auth., Tax Allocation, 5.00%, 8/1/33
	Ser A. (FGIC) (h)	Aaa/AAA	16,113,695
	Santa Ana Unified School Dist., GO, Ser. B (FGIC),
2,515	zero coupon, 8/1/26	Aaa/AAA	1,046,818
3,520	zero coupon, 8/1/28	Aaa/AAA	1,318,698
2,500	zero coupon, 8/1/30	Aaa/AAA	842,850

9.30.07 | PIMCO Municipal Income Funds III Annual Report 17

PIMCO California Municipal Income Fund III
Schedule of Investments
September 30, 2007 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
$3,780	zero coupon, 8/1/31	Aaa/AAA	$1,209,487
3,770	zero coupon, 8/1/32	Aaa/AAA	1,144,384
1,250	Santa Clara Valley Transportation Auth., Sales Tax Rev.,
	5.00%, 6/1/26, Ser. A, (Pre-refunded @ $100, 6/1/11) (MBIA) (a)	Aaa/AAA	1,316,050
	Santa Margarita Water Dist., Special Tax,
1,820	6.25%, 9/1/29	NR/NR	1,876,365
4,125	6.25%, 9/1/29, (Pre-refunded @ $102, 9/1/09) (a)	NR/NR	4,412,223
3,550	Santa Monica Community College Dist., GO, zero coupon, 8/1/27,
	Ser. C (MBIA)	Aaa/AAA	1,310,412
1,205	Sequoia Union High School Dist., GO, 5.00%, 7/1/23,
	(Pre-refunded@$102,7/1/11)(MBIA)(a)	Aaa/NR	1,291,218
	South Tahoe JT Powers Financing Auth. Rev.,
2,500	5.125%, 10/1/09	NR/NR	2,500,000
4,425	5.45%, 10/1/33	NR/BBB	4,497,260
	Southern CA Public Power Auth., Power Project Rev.,
	Magnolia Power, Ser. A-2003-1 (Pre-refunded @ $100, 7/1/13) (AMBAC) (a),
12,200	5.00%, 7/1/33	Aaa/AAA	13,130,982
15,010	5.00%, 7/1/33 (h)	Aaa/AAA	16,155,413
4,095	State Department Veteran Affairs Home Purchase Rev.,
	5.35%, 12/1/27, Ser. A (AMBAC)	Aaa/AAA	4,280,954
	State Public Works Board Lease Rev.,
1,105	Patton, 5.375%, 4/1/28	A2/A	1,147,786
4,600	Univ. CA M.I.N.D. Inst., 5.00%, 4/1/28, Ser. A	Aa2/AA−	4,706,352
3,505	Statewide Community Dev. Auth., Internext Group, CP,
	5.375%, 4/1/30	NR/BBB	3,509,942
	Statewide Community Dev. Auth. Rev.,
1,150	Baptist Univ., 5.50%, 11/1/38, Ser. A	NR/NR	1,136,775
2,500	Berkeley Montessori School, 7.25%, 10/1/33	NR/NR	2,580,725
	Health Fac.,
7,300	Jewish Home, 5.50%, 11/15/33, (CA St. Mtg.)	NR/A+	7,614,776
15,000	Memorial Health Services, 5.50%, 10/1/33, Ser. A	A3/A+	15,450,750
1,250	Huntington Park Chapter School, 5.25%, 7/1/42, Ser. A	NR/NR	1,172,538
10,000	Sutter Health, 5.50%, 8/15/34, Ser. B	Aa3/AA−	10,348,200
2,500	Valleycare Health, 5.125%, 7/15/31, Ser. A	NR/NR	2,347,875
975	Windrush School Rev., 5.50%, 7/1/37	NR/NR	945,770
2,000	Tamalpais Union High School Dist., GO, 5.00%, 8/1/26 (MBIA)	Aaa/AAA	2,063,860
2,000	Temecula Public Financing Auth., Crowne Hill, Special Tax,
	6.00%, 9/1/33, Ser. A	NR/NR	2,044,720
	Tobacco Securitization Agcy. Rev.,
	Alameda Cnty.,
8,100	5.875%, 6/1/35	Baa3/NR	8,082,747
7,000	6.00%, 6/1/42	Baa3/NR	7,016,240

18 PIMCO Municipal Income Funds III Annual Report | 9.30.07

PIMCO California Municipal Income Fund III
Schedule of Investments
September 30, 2007 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
$4,910	Gold Cnty., zero coupon, 6/1/33	NR/BBB	$1,022,213
2,000	Kern Cnty., 6.125%, 6/1/43, Ser. A	NR/BBB	2,014,680
5,000	Tobacco Securitization Auth. of Southern California Rev.,
	5.00%, 6/1/37, Ser. A-1	Baa3/BBB	4,326,150
2,950	Torrance Medical Center Rev., 5.50%, 6/1/31, Ser. A	A1/A+	3,051,303
	Univ. Rev., (FSA) (h)
5,500	4.75%, 5/15/35, Ser. F	Aaa/AAA	5,518,315
21,125	5.00%, 9/1/33, Ser. Q (Pre-refunded @ $101, 9/1/11) (a)	Aaa/AAA	22,497,491
2,355	5.00%, 9/1/34, Ser. Q (Pre-refunded @ $101, 9/1/11) (a)	Aaa/AAA	2,508,004
4,000	Vernon Electric System Rev., Malburg Generating Station,
	5.50%, 4/1/33, (Pre-refunded @ $100, 4/1/08) (a)	Aaa/NR	4,041,800
1,000	West Basin Municipal Water Dist. Rev., CP,
	5.00%, 8/1/30, Ser. A (MBIA)	Aaa/AAA	1,030,490
2,500	William S. Hart Union High School Dist., Special Tax,
	6.00%, 9/1/33	NR/NR	2,555,900
2,750	Woodland Finance Auth., Lease Rev., 5.00%, 3/1/32 (XLCA)	Aaa/AAA	2,832,225
	Total California Municipal Bonds & Notes (cost–$553,938,251)		582,028,241
OTHER MUNICIPAL BONDS & NOTES–5.3%
	Florida–0.7%
4,720	Sarasota Cnty. Health Fac. Auth. Rev., 5.625%, 7/1/27	NR/NR	4,716,743
	Indiana–0.8%
5,000	Vigo Cnty. Hospital Auth. Rev., 5.70%, 9/1/37 (b)	NR/NR	4,985,450
	New York–0.4%
2,490	State Dormitory Auth. Rev. Hospital Rev., 6.25%, 8/15/15 (FHA)	Aa2/AAA	2,733,074
	Pennsylvania–0.8%
	Allegheny Cnty. Hospital Dev. Auth. Rev., Ser. A,
1,000	5.00%, 11/15/28	Ba2/BB	937,930
4,000	5.375%, 11/15/40	Ba2/BB	3,835,800
			4,773,730
	Puerto Rico–2.3%
1,500	Electric Power Auth. Power Rev., 5.125%, 7/1/29, Ser. NN, (Pre-refunded @ $100, 7/1/13) (a)	A3/BBB+	1,618,485
	Public Building Auth. Rev.,
4,420	5.00%, 7/1/36, Ser. I (GTD)	Baa3/BBB−	4,442,277
290	5.25%, 7/1/36, Ser. D	Baa3/BBB−	296,568
	Puerto Rico Sales Tax Financing Corp., Rev., Ser. A,
23,200	zero coupon, 8/1/47 (AMBAC)	Aaa/AAA	3,270,736
29,200	zero coupon, 8/1/54 (AMBAC)	Aaa/AAA	2,877,660
26,300	zero coupon, 8/1/56	A1/A+	2,175,536
			14,681,262

9.30.07 | PIMCO Municipal Income Funds III Annual Report 19

PIMCO California Municipal Income Fund III
Schedule of Investments
September 30, 2007 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	South Dakota–0.3%
$2,000	Minnehaha Cnty. Health Facs. Rev., Bethany Lutheran,
	5.50%, 12/1/35	NR/NR	$1,895,840
	Total Other Municipal Bonds & Notes (cost–$32,610,587)		33,786,099
CALIFORNIA VARIABLE RATE NOTES (b)(d)(e)(i)–1.2%
2,000	Golden State Tobacco Securitization Corp. Rev.,
	8.977%, 6/1/35 (FGIC)	Aaa/AAA	2,222,800
	Los Angeles Unified School Dist., GO (MBIA) (b),
1,745	7.324%, 1/1/23	NR/NR	1,864,463
2,090	10.473%, 1/1/11	NR/NR	3,130,276
	Total California Variable Rate Notes (cost–$7,175,228)		7,217,539
OTHER VARIABLE RATE NOTES (d)(e)–0.6%
	Puerto Rico–0.6%
3,800	Public Finance Corp. Rev., 5.75%, 8/1/27, Ser. A (cost–$3,987,995)	Ba1/BBB−	4,046,088
CALIFORNIA VARIABLE RATE DEMAND NOTES (e)(f)–0.8%
5,100	State Department of Water Res. Rev., 3.80%, 10/1/07
	(cost–$5,100,000)	VMIG1/A-1+	5,100,000
U.S. TREASURY BILLS (g)–0.2%
1,500	3.77%-4.62%, 11/29/07-12/13/07 (cost–$1,488,499)		1,488,499
	Total Investments (cost–$604,300,560)–100.0%		$633,666,466

20 PIMCO Municipal Income Funds III Annual Report | 9.30.07 | See accompanying Notes to Financial Statements

PIMCO New York Municipal Income Fund III
Schedule of Investments
September 30, 2007

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
NEW YORK MUNICIPAL BONDS & NOTES–86.3%
$750	Amherst Industrial Dev. Agcy. Rev., 5.20%, 1/1/40	NR/NR	$696,968
800	Dutchess Cnty. Industrial Dev. Agcy. Rev., 5.25%, 1/1/37	NR/NR	769,880
	East Rochester Housing Auth. Rev.,
2,800	St. Mary’s Residence Project, 5.375%, 12/20/22 (GNMA)	NR/AAA	2,974,384
1,400	Woodland Project, 5.50%, 8/1/33	NR/NR	1,375,262
1,300	Erie Cnty. Industrial Dev. Agcy., Orchard Park Rev., 6.00%, 11/15/36 Liberty Dev. Corp. Rev.,	NR/NR	1,277,419
2,990	5.25%, 10/1/35 (h)	Aa3/AA−	3,186,413
900	5.50%, 10/1/37	Aa3/AA−	1,002,690
1,060	Goldman Sachs Headquarters, 5.25%, 10/1/35	Aa3/AA−	1,129,631
1,000	Long Island Power Auth., Electric System Rev., 5.00%, 9/1/27, Ser. C	A3/A−	1,029,840
6,220	Metropolitan Transportation Auth. Rev.,
	5.00%, 11/15/32, Ser. A (FGIC) (h)	Aaa/AAA	6,404,485
1,000	Monroe Tobacco Asset Securitization Corp., Tobacco Settlement Rev., 6.375%, 6/1/35, (Pre-refunded @ $101, 6/1/10) (a)	Aaa/AAA	1,082,840
2,190	Mortgage Agcy. Rev., 4.75%, 10/1/27, Ser. 128 (h)	Aa1/NR	2,159,406
2,000	Nassau Cnty. Tobacco Settlement Corp., Rev., 6.60%, 7/15/39, (Pre-refunded @ $101, 7/15/09) (a)	Aaa/AAA	2,124,580
	New York City, GO, Ser I,
7,195	5.00%, 3/1/33	Aa3/AA	7,320,841
235	5.375%, 3/1/27	Aa3/AA	247,072
1,515	5.375%, 3/1/27, (Pre-refunded @ $100, 3/1/13) (a)	Aa3/AAA	1,646,866
800	New York City Industrial Dev. Agcy. Rev., Liberty Interactive Corp., 5.00%, 9/1/35	Baa3/BBB−	768,568
5,000	New York City Municipal Water Finance Auth., Water & Sewer System Rev., 5.00%, 6/15/32, Ser. A	Aa2/AA+	5,094,250
5,000	New York City Trust for Cultural Res. Rev., Wildlife Conservation Society, 5.00%, 2/1/34, (FGIC) (h)	Aaa/NR	5,166,600
2,995	New York Cntys. Tobacco Settlement Trust Rev., 5.625%, 6/1/35	Ba1/BBB	3,027,106
1,000	Niagara Falls Public Water Auth., Water & Sewer System Rev., 5.00%, 7/15/34, Ser. A (MBIA)	Aaa/AAA	1,032,860
1,855	Sachem Central School Dist. of Holbrook, GO, 5.00%, 6/15/30 (MBIA) State Dormitory Auth. Rev.,	Aaa/AAA	1,990,619
1,400	Catholic Health of Long Island, 5.10%, 7/1/34	Baa1/BBB	1,358,154
2,250	Jewish Board Family & Children, 5.00%, 7/1/33 (AMBAC)	Aaa/AAA	2,318,872
2,000	Kaleida Health Hospital, 5.05%, 2/15/25 (FHA)	NR/AAA	2,038,020
3,250	Lenox Hill Hospital, 5.50%, 7/1/30	Ba2/NR	3,275,837
	Long Island Univ., Ser. A (Radian),
2,040	5.00%, 9/1/23	Aa3/AA	2,049,608
4,000	5.00%, 9/1/32	Aa3/AA	3,910,640
3,000	Lutheran Medical Hospital, 5.00%, 8/1/31 (FHA-MBIA)	Aaa/AAA	3,081,600

9.30.07 | PIMCO Municipal Income Funds III Annual Report 21

PIMCO New York Municipal Income Fund III
Schedule of Investments
September 30, 2007 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Mount St. Mary College (Radian),
$2,000	5.00%, 7/1/27	NR/AA	$1,997,360
2,000	5.00%, 7/1/32	NR/AA	1,971,900
1,000	New York Univ., 5.00%, 7/1/31, Ser. 2 (AMBAC)	Aaa/AAA	1,023,210
6,150	North General Hospital, 5.00%, 2/15/25	NR/AA−	6,259,593
1,000	North Shore L.I. Jewish Group,
	5.50%, 5/1/33, (Pre-refunded @ $100, 8/15/13) (a)	Aaa/NR	1,095,740
7,000	Rockefeller Univ., 5.00%, 7/1/32, Ser. A1 (h)	Aaa/AAA	7,210,840
1,000	School Dist. Financing, 5.00%, 10/1/30, Ser. D (MBIA)	Aaa/AAA	1,032,520
1,250	Skidmore College, 5.00%, 7/1/28 (FGIC)	Aaa/NR	1,299,188
2,500	Sloan-Kettering Center Memorial, 5.00%, 7/1/34, Ser. 1	Aa2/AA	2,566,300
3,740	St. Barnabas Hospital, 5.00%, 2/1/31, Ser. A (AMBAC-FHA)	Aaa/AAA	3,831,518
3,600	State Personal Income Tax,
	5.00%, 3/15/32, (Pre-refunded @ $100, 3/15/13) (a)	Aa3/AAA	3,852,864
1,250	Student Housing Corp.,
	5.125%, 7/1/34, (Pre-refunded @ $100, 7/1/14) (FGIC) (a)	Aaa/AAA	1,362,400
1,500	Teachers College, 5.00%, 7/1/32 (MBIA)	Aaa/NR	1,545,180
2,500	Winthrop-Nassau Univ., 5.75%, 7/1/28	Baa1/NR	2,572,300
620	Winthrop Univ. Hospital Assoc., 5.50%, 7/1/32, Ser. A	Baa1/NR	630,311
2,000	Yeshiva Univ., 5.125%, 7/1/34 (AMBAC)	Aaa/NR	2,093,200
	State Environmental Facs. Corp., Rev. (h),
5,575	4.75%, 7/15/28	Aaa/AAA	5,625,119
8,855	4.75%, 7/15/33	Aaa/AAA	8,898,832
7,375	State Housing Finance Agcy., State Personal Income Tax Rev.,
	5.00%, 3/15/33, Ser. A, (Pre-refunded @ $100, 3/15/13) (a)(h)	Aa3/AAA	7,893,020
1,900	State Urban Dev. Corp., Personal Income Tax Rev., 5.00%, 3/15/33, Ser. C-1, (Pre-refunded @ $100, 3/15/13) (a)	Aa3/AAA	2,033,456
4,000	Triborough Bridge & Tunnel Auth. Rev.,
	5.00%, 11/15/32, (MBIA) (h)	Aaa/AAA	4,121,640
2,000	Warren & Washington Cntys. Industrial Dev. Agcy. Fac. Rev., Glens Falls Hospital, 5.00%, 12/1/35, Ser. A (FSA)	Aaa/AAA	2,040,220
1,250	Westchester Cnty. Industrial Dev. Agcy. Continuing Care Retirement, Rev., Kendal on Hudson, 6.50%, 1/1/34	NR/NR	1,301,525
	Total New York Municipal Bonds & Notes (cost–$137,753,601)		141,799,547
OTHER MUNICIPAL BONDS & NOTES–9.9%
	California–2.5%
3,560	Golden State Tobacco Securitization Corp., Tobacco Settlement Rev., 6.75%, 6/1/39, Ser. 2003-A-1, (Pre-refunded @ $100, 6/1/13) (a)	Aaa/AAA	4,121,590
	District of Columbia–0.1%
175	Tobacco Settlement Financing Corp. Rev., 6.50%, 5/15/33	Baa3/BBB	187,318

22 PIMCO Municipal Income Funds III Annual Report | 9.30.07

PIMCO New York Municipal Income Fund III
Schedule of Investments
September 30, 2007 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Indiana–1.8%
	Vigo Cnty. Hospital Auth. Rev. (b),
$1,000	5.70%, 9/1/37	NR/NR	$997,090
2,000	5.75%, 9/1/42	NR/NR	1,993,900
			2,990,990
	Puerto Rico–4.8%
	Children’s Trust Fund, Tobacco Settlement Rev.,
1,700	5.50%, 5/15/39	Baa3/BBB	1,703,995
580	5.625%, 5/15/43	Baa3/BBB	583,115
1,000	Electric Power Auth. Power Rev., 5.125%, 7/1/29, Ser. NN, (Pre-refunded @ $100, 7/1/13) (a)	A3/BBB+	1,078,990
4,000	Public Building Auth. Rev., Gov’t Facs., 5.00%, 7/1/36, Ser. I (GTD)	Baa3/BBB−	4,020,160
5,000	Puerto Rico Sales Tax Financing Corp., Rev., zero coupon, 8/1/54, Ser. A (AMBAC)	Aaa/AAA	492,750
			7,879,010
	Rhode Island–0.3%
500	Tobacco Settlement Financing Corp. Rev., 6.125%, 6/1/32, Ser. A	Baa3/BBB	504,680
	South Carolina–0.3%
370	Tobacco Settlement Rev. Management Auth.,
	6.375%, 5/15/30, Ser. B	Baa3/BBB	388,907
	Washington–0.1%
135	Tobacco Settlement Auth., Tobacco Settlement Rev., 6.625%, 6/1/32	Baa3/BBB	139,377
	Total Other Municipal Bonds & Notes (cost–$14,324,453)		16,211,872
NEW YORK VARIABLE RATE NOTES (b)(d)(e)(i)–0.5%
700	State Urban Dev. Corp. Rev., 8.857%, 3/15/35 (cost–$763,572)	NR/AAA	816,375
NEW YORK VARIABLE RATE DEMAND NOTES (e)(f)–3.0%
340	Jay Street Dev. Corp. Rev., 3.90%, 10/1/07, Ser. A	VMIG1/A-1	340,000
3,100	New York, GO, 3.85%, 10/1/07	VMIG1/A-1+	3,100,000
	New York City Transitional Finance Auth. Rev.,
700	3.80%, 10/1/07, Ser. B	VMIG1/A-1+	700,000
800	3.95%, 10/1/07, Ser. 3	VMIG1/A-1+	800,000
	Total New York Variable Rate Demand Notes (cost–$4,940,000)		4,940,000
U.S. TREASURY BILLS (g)–0.3%
550	3.77%-4.62%, 11/29/07-12/13/07 (cost–$545,890)		545,890
	Total Investments (cost–$158,327,516)–100.0%		$164,313,684

See accompanying Notes to Financial Statements | 9.30.07 | PIMCO Municipal Income Funds III Annual Report 23

PIMCO Municipal Income Funds III
Notes to Schedules of Investments
September 30, 2007

*	Unaudited

(a)	Pre-refunded bonds are collateralized by U.S. Government or other eligible securities which are held in escrow and used to pay principal and interest and retire the bonds at the earliest refunding date (payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate).

(b)	144A Security – Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c)	When-issued or delayed-delivery security. To be settled/delivered after September 30, 2007.

(d)	Inverse Floater – The interest rate shown bears an inverse relationship to the interest rate on another security or the value of an index.

(e)	Variable Rate Notes – Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on September 30, 2007.

(f)	Maturity date shown is date of next put.

(g)	All or partial amount segregated as collateral for futures contracts.

(h)	Residual Interest Bonds held in trust – Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Funds acquired the residual interest certificates. These securities serve as collateral in a financing transaction.

(i)	Private Placement – restricted as to resale and may not have a readily available market. Securities with an aggregate value of $17,913,475, representing 1.97% of total investments in Municipal Income III. Securities with an aggregate value of $10,325,275, representing 1.63% of total investments in California Municipal Income III. Securities with an aggregate value of $816,375, representing 0.50% of total investments in New York Municipal Income III.

(j)	Security in default.

Glossary:

AMBAC – insured by American Municipal Bond Assurance Corp.

CA Mtg. Ins. – insured by California Mortgage Insurance

CA St. Mtg. – insured by California State Mortgage

CP – Certificates of Participation

FGIC – insured by Financial Guaranty Insurance Co.

FHA – insured by Federal Housing Administration

FSA – insured by Financial Security Assurance, Inc.

GNMA – insured by Government National Mortgage Association

GO – General Obligation Bond

MBIA – insured by Municipal Bond Investors Assurance

NR – Not Rated

PSF-GTD – Public School Fund-Guaranteed

Radian – insured by Radian Guaranty, Inc.

TCRS – Temporary Custodian Receipts

XLCA – insured by XL Capital Assurance

24 PIMCO Municipal Income Funds III Annual Report | 9.30.07 | See accompanying Notes to Financial Statements

PIMCO Municipal Income Funds III
Statements of Assets and Liabilities
September 30, 2007

	Municipal III	California Municipal III	New York Municipal III
Assets:
Investments, at value (cost–$874,446,128, $604,300,560 and $158,327,516 respectively)	$911,179,841	$633,666,466	$164,313,684
Cash	2,631,685	2,132,818	1,343,665
Interest receivable	12,226,125	7,980,699	1,994,543
Receivable for investments sold	60,000	—	60,000
Prepaid expenses and other assets	22,639	439,456	11,861
Total Assets	926,120,290	644,219,439	167,723,753
Liabilities:
Payable for floating rate notes	192,389,738	144,258,161	38,919,254
Dividends payable to common and preferred shareholders	2,343,783	1,366,248	318,262
Interest payable	1,290,429	1,174,272	573,106
Payable for investments purchased	1,175,142	—	—
Investment management fees payable	298,062	203,283	52,052
Accrued expenses and other liabilities	709,018	259,651	443,972
Total Liabilities	198,206,172	147,261,615	40,306,646
Preferred shares ($0.00001 par value and $25,000 net asset and liquidation value per share applicable to an aggregate of 10,800, 7,400 and 1,880 shares issued and outstanding, respectively)	270,000,000	185,000,000	47,000,000
Net Assets Applicable to Common Shareholders	$457,914,118	$311,957,824	$80,417,107
Composition of Net Assets Applicable to Common Shareholders:
Common Stock:
Par value ($0.00001 per share)	$315	$215	$55
Paid-in-capital in excess of par	447,831,476	305,481,753	78,189,823
Dividends in excess of net investment income	(612,794)	(1,366,248)	(318,262)
Accumulated net realized loss	(25,961,382)	(21,395,567)	(3,450,453)
Net unrealized appreciation of investments and futures contracts	36,656,503	29,237,671	5,995,944
Net Assets Applicable to Common Shareholders	$457,914,118	$311,957,824	$80,417,107
Common Shares Outstanding	31,522,340	21,541,693	5,517,633
Net Asset Value Per Common Share	$14.53	$14.48	$14.57

See accompanying Notes to Financial Statements | 9.30.07 | PIMCO Municipal Income Funds III Annual Report 25

PIMCO Municipal Income Funds III
Statements of Operations
For the year ended September 30, 2007

	Municipal III	California Municipal III	New York Municipal III
Investment Income:
Interest	$49,661,395	$32,415,991	$8,291,777
Expenses:
Interest expense	7,620,548	5,663,577	1,548,093
Investment management fees	4,794,191	3,270,220	842,194
Auction agent fees and commissions	701,741	473,487	123,606
Custodian and accounting agent fees	459,546	435,288	139,339
Shareholders communications	93,091	67,591	15,959
Audit and tax services	67,175	63,727	48,724
Trustees’ fees and expenses	49,337	39,105	22,453
Transfer agent fees	34,166	28,366	31,124
New York Stock Exchange listing fees	25,334	21,122	21,382
Insurance expense	15,305	10,181	4,298
Legal fees	14,019	13,413	10,210
Miscellaneous	15,005	13,698	14,142
Total expenses	13,889,458	10,099,775	2,821,524
Less: investment management fees waived	(1,106,352)	(754,667)	(194,353)
custody credits earned on cash balances	(51,075)	(25,895)	(26,172)
Net expenses	12,732,031	9,319,213	2,600,999
Net Investment Income	36,929,364	23,096,778	5,690,778
Realized and Change In Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,479,759	1,675,681	865,386
Futures contracts	1,468,946	(26,886)	116,145
Options written	218,951	165,849	32,355
Net change in unrealized appreciation/depreciation of:
Investments	(19,451,307)	(9,493,499)	(4,083,503)
Futures contracts	2,417,008	1,696,351	417,984
Options written	243,573	212,874	31,202
Net realized and change in unrealized loss on investments, futures contracts and options written	(12,623,070)	(5,769,630)	(2,620,431)
Net Increase in Net Assets Resulting from Investment Operations	24,306,294	17,327,148	3,070,347
Dividends on Preferred Shares from Net Investment Income	(9,548,808)	(6,244,266)	(1,607,055)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$14,757,486	$11,082,882	$1,463,292

26 PIMCO Municipal Income Funds III Annual Report | 9.30.07 | See accompanying Notes to Financial Statements

(This page intentionally left blank)

27

PIMCO Municipal Income Funds III
Statements of Changes in Net Assets
Applicable to Common Shareholders

	Municipal III
	Year ended September 30, 2007	Year ended September 30, 2006
Investment Operations:
Net investment income	$36,929,364	$35,260,941
Net realized gain on investments, futures contracts and options written	4,167,656	6,330,979
Net change in unrealized appreciation/depreciation of investments, futures contracts and options written	(16,790,726)	1,391,010
Net increase in net assets resulting from investment operations	24,306,294	42,982,930
Dividends on Preferred Shares from Net Investment Income	(9,548,808)	(8,494,652)
Net increase in net assets applicable to common shareholders resulting from investment operations	14,757,486	34,488,278
Dividends to Common Shareholders from Net Investment Income	(26,397,297)	(27,885,144)
Capital Share Transactions:
Reinvestment of dividends	3,042,593	2,420,836
Total increase (decrease) in net assets applicable to common shareholders	(8,597,218)	9,023,970
Net Assets Applicable to Common Shareholders:
Beginning of year	466,511,336	457,487,366
End of year (including dividends in excess of net investment income of $(612,794) and $(1,579,902); $(1,366,248) and $(17,465); $(318,262) and $(181,080); respectively)	$457,914,118	$466,511,336
Common Shares Issued in Reinvestment of Dividends	202,633	164,906

28 PIMCO Municipal Income Funds III Annual Report | 9.30.07 | See accompanying Notes to Financial Statements

California Municipal III		New York Municipal III
Year ended September 30, 2007	Year ended September 30, 2006	Year ended September 30, 2007	Year ended September 30, 2006
$23,096,778	$23,693,004	$5,690,778	$5,883,175
1,814,644	3,900,907	1,013,886	1,238,948
(7,584,274)	(1,057,635)	(3,634,317)	(528,825)
17,327,148	26,536,276	3,070,347	6,593,298
(6,244,266)	(5,334,873)	(1,607,055)	(1,423,170)
11,082,882	21,201,403	1,463,292	5,170,128
(18,727,275)	(20,551,567)	(4,316,067)	(4,819,623)
1,365,933	1,623,866	433,794	442,975
(6,278,460)	2,273,702	(2,418,981)	793,480
318,236,284	315,962,582	82,836,088	82,042,608
$311,957,824	$318,236,284	$80,417,107	$82,836,088
86,683	108,206	28,231	29,518

See accompanying Notes to Financial Statements | 9.30.07 | PIMCO Municipal Income Funds III Annual Report 29

PIMCO Municipal Income Fund III
Statement of Cash Flows
For the year ended September 30, 2007

Cash Flows provided by Operating Activities:
Purchases of long-term investments	$(91,404,191)
Proceeds from sales of long-term investments	93,169,418
Interest received	38,627,165
Net cash provided by options written	129,774
Operating expenses paid	(4,893,527)
Net cash provided by futures transactions	3,834,004
Net decrease in short-term investments	369,495
Net cash provided by operating activities	39,832,138
Cash Flows used for Financing Activities:
Cash dividends paid (excluding reinvestment of dividends of $3,042,593)	(32,853,345)
Repayment of custody overdraft	(4,347,108)
Net cash used for financing activities*	(37,200,453)
Net increase in cash	2,631,685
Cash at beginning of year	—
Cash at end of year	2,631,685
Reconciliation of Net Increase in Net Assets Resulting from Investment Operations to Net Cash Provided by Operating Activities:
Net increase in net assets resulting from investment operations	24,306,294
Decrease in receivable for investments sold	3,400,000
Increase in payabe for investments purchased	1,175,142
Decrease in interest receivable	335,720
Decrease in premiums received on options written	(89,177)
Decrease in prepaid expenses and other assets	2,702
Decrease in investment management fees payable	(4,332)
Decrease in net payable for variation margin on futures contracts	(51,950)
Decrease in net unrealized depreciation of options written	(243,573)
Increase in accrued expenses and other liabilities	219,586
Net decrease in investments	10,781,726
Net cash provided by operating activities	$39,832,138

*	Supplemental Disclosure

Non-cash financing activity not included consists of interest expense on floating rate notes issued of $7,620,548.

30 PIMCO Municipal Income Funds III Annual Report | 9.30.07 | See accompanying Notes to Financial Statements

PIMCO California Municipal Income Fund III
Statement of Cash Flows
For the year ended September 30, 2007

Cash Flows provided by Operating Activities:
Purchases of long-term investments	$(44,831,959)
Proceeds from sales of long-term investments	49,746,033
Interest received	27,035,437
Net cash provided by options written	87,911
Operating expenses paid	(3,505,772)
Net cash provided by futures transactions	1,654,753
Net decrease in short-term investments	669,348
Net cash provided by operating activities	30,855,751
Cash Flows used for Financing Activities:
Cash dividends paid (excluding reinvestment of dividends of $1,365,933)	(24,005,534)
Repayment of custody overdraft	(4,717,399)
Net cash used for financing activities*	(28,722,933)
Net increase in cash	2,132,818
Cash at beginning of year	—
Cash at end of year	2,132,818
Reconciliation of Net Increase in Net Assets Resulting from Investment Operations to Net Cash Provided by Operating Activities:
Net increase in net assets resulting from investment operations	17,327,148
Decrease in interest receivable	382,533
Decrease in premiums received on options written	(77,938)
Decrease in prepaid expenses and other assets	851
Decrease in investment management fees payable	(3,423)
Decrease in net payable for variation margin on futures contracts	(14,712)
Decrease in net unrealized depreciation of options written	(212,874)
Increase in accrued expenses and other liabilities	152,436
Net decrease in investments	13,301,730
Net cash provided by operating activities	$30,855,751

*	Supplemental Disclosure

Non-cash financing activity not included consists of interest expense on floating rate notes issued of $5,663,577.

See accompanying Notes to Financial Statements | 9.30.07 | PIMCO Municipal Income Funds III Annual Report 31

PIMCO New York Municipal Income Fund III
Statement of Cash Flows
For the year ended September 30, 2007

Cash Flows provided by Operating Activities:
Purchases of long-term investments	$(20,098,358)
Proceeds from sales of long-term investments	24,261,290
Interest received	6,832,064
Net cash provided by options written	20,932
Operating expenses paid	(1,010,333)
Net cash provided by futures transactions	528,598
Net increase in short-term investments	(32,447)
Net cash provided by operating activities	10,501,746
Cash Flows used for Financing Activities:
Cash dividends paid (excluding reinvestment of dividends of $433,794)	(5,575,936)
Repayment of custody overdraft	(3,582,145)
Net cash used for financing activities*	(9,158,081)
Net increase in cash	1,343,665
Cash at beginning of year	—
Cash at end of year	1,343,665
Reconciliation of Net Increase in Net Assets Resulting from Investment Operations to Net Cash Provided by Operating Activities:
Net increase in net assets resulting from investment operations	3,070,347
Increase in receivable for investments sold	(60,000)
Decrease in interest receivable	148,057
Decrease in premiums received on options written	(11,423)
Decrease in prepaid expenses and other assets	1,667
Decrease in investment management fees payable	(1,234)
Decrease in net payable for variation margin on futures contracts	(5,531)
Decrease in net unrealized depreciation of options written	(31,202)
Increase in accrued expenses and other liabilities	42,140
Net decrease in investments	7,348,925
Net cash provided by operating activities	$10,501,746

*	Supplemental Disclosure

Non-cash financing activity not included consists of interest expense on floating rate notes issued of $1,548,093.

32 PIMCO Municipal Income Funds III Annual Report | 9.30.07 | See accompanying Notes to Financial Statements

PIMCO Municipal Income Funds III
Notes to Financial Statements
September 30, 2007

1. Organization and Significant Accounting Policies

PIMCO Municipal Income Fund III (‘‘Municipal III’’), PIMCO California Municipal Income Fund III (‘‘California Municipal III’’) and PIMCO New York Municipal Income Fund III (‘‘New York Municipal III’’), collectively referred to as the ‘‘Funds’’ or ‘‘PIMCO Municipal Income Funds III’’, were organized as Massachusetts business trusts on August 20, 2002. Prior to commencing operations on October 31, 2002, the Funds had no operations other than matters relating to their organization and registration as non-diversified, closed-end management investment companies registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (the ‘‘Investment Manager’’), serves as the investment manager and is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. (‘‘Allianz Global’’). Allianz Global is an indirect majority-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Funds have an unlimited amount of $0.00001 par value common stock authorized.

Under normal market conditions, Municipal III invests substantially all of its assets in a portfolio of municipal bonds, the interest from which is exempt from federal income taxes. Under normal market conditions, California Municipal III invests substantially all of its assets in municipal bonds which pay interest that is exempt from federal and California state income taxes. Under normal market conditions, New York Municipal III invests substantially all of its assets in municipal bonds which pay interest that is exempt from federal, New York State and New York City income taxes. The Funds will seek to avoid bonds generating interest income which could potentially subject individuals to alternative minimum tax. The issuers’ abilities to meet their obligations may be affected by economic and political developments in a specific state or region.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds based upon events that have not been asserted. However, the Funds expect the risk of any loss to be remote.

In July 2006, the Financial Accounting Standards Board issued interpretation No. 48, ‘‘Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109’’ (the ‘‘Interpretation’’). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Fund management has recently begun to evaluate the application of the Interpretation, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements. On December 22, 2006, the Securities & Exchange Commission announced that it would not object if a fund implements Interpretation 48 in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Consequently, the Funds will be required to comply with the Interpretation by March 31, 2008.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (‘‘SFAS’’) 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, the Funds are in the process of reviewing SFAS 157 against their current valuation policies to determine future applicability.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security are fair-valued, in good faith, pursuant to guidelines established by the Board of Trustees. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that

9.30.07 | PIMCO Municipal Income Funds III Annual Report 33

PIMCO Municipal Income Funds III
Notes to Financial Statements
September 30, 2007

1. Organization and Significant Accounting Policies (continued)

is the primary market for such securities, or the last quoted mean price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options and futures are valued at the settlement price determined by the relevant exchange. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the financial statements of the Funds. Each Fund’s net asset value is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (‘‘NYSE’’) on each day the NYSE is open for business.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date.

(c) Federal Income Taxes

The Funds intend to distribute all of their taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

(d) Dividends and Distributions — Common Stock

The Funds declare dividends from net investment income monthly to common shareholders. Distributions of net realized capital gains, if any, are paid at least annually. The Funds record dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These ‘‘book-tax’’ differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes; they are reported as dividends and/or distributions of paid-in capital.

(e) Futures Contracts

A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Funds are required to pledge to the broker an amount of cash or securities, equal to the minimum ‘‘initial margin’’ requirements of the exchange. Pursuant to the contracts, the Funds agree to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as ‘‘variation margin’’ and are recorded by the Funds as unrealized appreciation or depreciation. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts.

(f) Option Transactions

The Funds may purchase and write (sell) put and call options on securities for hedging purposes, risk management purposes or as part of its investment strategy. The risk associated with purchasing an option is that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options is decreased by the premiums paid.

34 PIMCO Municipal Income Funds III Annual Report | 9.30.07

PIMCO Municipal Income Funds III
Notes to Financial Statements
September 30, 2007

1. Organization and Significant Accounting Policies (continued)

When an option is written, the premium received is recorded as an asset with an equal liability which is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a call option written by the Funds is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written by the Funds is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from the current market value.

(g) Inverse Floating Rate Transactions — Residual Interest Municipal Bonds (‘‘RIBs’’) / Residual Interest
Tax Exempt Bonds (‘‘RITEs’’)

The Funds invest in RIBs and RITEs (‘‘Inverse Floaters’’) whose interest rates bear an inverse relationship to the Interest rate on another security or the value of an index. In these transactions, the Funds sell a fixed rate municipal bond (‘‘Fixed Rate Bond’’) to a broker who places the Fixed Rate Bond in a special purpose trust (‘‘Trust’’) from which floating rate bonds (‘‘Floating Rate Notes’’) and Inverse Floaters are issued. The Funds simultaneously or within a short period of time purchase the Inverse Floaters from the broker. The Inverse Floaters held by the Funds provide the Funds with the right to: (1) cause the holders of the Floating Rate Notes to tender their notes at par, and (2) cause the broker to transfer the Fixed-Rate Bond held by the Trust to the Funds, thereby collapsing the Trust. Pursuant to Statement of Financial Accounting Standards No. 140 (‘‘FASB Statement No. 140’’), the Funds account for the transaction described above as a secured borrowing by including the Fixed-Rate Bond in their Schedules of Investments, and account for the Floating Rate Notes as a liability under the caption ‘‘Payable for floating rate notes’’ in the Funds’ Statements of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date.

The Funds may also invest in inverse floaters without transferring a fixed rate municipal bond into a special purpose trust, which are not accounted for as secured borrowings.

The Inverse Floaters are created by dividing the income stream provided by the underlying bonds to create two securities, one short-term and one long-term. The interest rate on the short-term component is reset by an index or auction process typically every 7 to 35 days. After income is paid on the short-term securities at current rates, the residual income from the underlying bond (s) goes to the long-term securities. Therefore, rising short-term rates result in lower income for the long-term component and visa versa. The longer-term bonds may be more volatile and less liquid than other municipal bonds of comparable maturity. Investments in Inverse Floaters typically will involve greater risk than an in investment in Fixed Rate Bonds. The Funds may also invest in Inverse Floaters for the purpose of increasing leverage.

The Funds’ restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes pursuant to FASB Statement No. 140. Inverse Floaters held by the Funds are exempt from registration under Rule 144A of the Securities Act of 1933.

(h) When-Issued/Delayed-Delivery Transactions

When-issued or delayed-delivery basis transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Funds will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations, consequently, such fluctuations are taken into account when determining its net asset value. The Funds may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security on a delayed-delivery basis is sold, the Funds do not participate in future gains and losses with respect to the security.

(i) Custody Credits Earned on Cash Balances

The Funds benefit from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income producing securities, they would have generated income for the Funds.

9.30.07 | PIMCO Municipal Income Funds III Annual Report 35

PIMCO Municipal Income Funds III
Notes to Financial Statements
September 30, 2007

1. Organization and Significant Accounting Policies (continued)

(j) Interest Expense

Relates to the Funds’ liability in connection with floating rate notes held by third parties in conjunction with Inverse Floater transactions. Interest expense is recorded as incurred.

2. Investment Manager/Sub-Adviser

Each Fund has entered into an Investment Management Agreement (collectively the ‘‘Agreements’’) with the Investment Manager. Subject to the supervision by each Fund’s Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreements, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 0.65% of each Fund’s average daily net assets, inclusive of net assets attributable to any preferred shares that may be outstanding. In order to reduce each Fund’s expenses, the Investment Manager has contractually agreed to waive a portion of its investment management fee for each Fund at the annual rate of 0.15% of each Fund’s average daily net assets, including net assets attributable to any preferred shares that may be outstanding, from the commencement of operations through October 31, 2007, and for a declining amount thereafter through October 31, 2009.

The Investment Manager has retained its affiliate, Pacific Investment Management Company LLC (the ‘‘Sub-Adviser’’), to manage each Fund’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all investment decisions for the Funds. The Investment Manager, not the Funds, pays a portion of the fees it receives to the Sub-Adviser in return for its services.

3. Investments in Securities

For the year ended September 30, 2007, purchases and sales of investments, other than short-term securities and U.S. government obligations, were:

	Municipal III	California Municipal III	New York Municipal III
Purchases	$92,579,333	$44,831,959	$20,098,358
Sales	89,769,418	49,746,033	24,321,290

(a) Futures contracts outstanding at September 30, 2007:

Fund	Type	Contracts	Market Value (000)	Expiration Date	Unrealized Depreciation
Municipal III:	Short: U.S. Treasury Bond Futures	(1,823)	$(202,980)	12/19/07	$(80,039)
California Municipal III:	Short: U.S. Treasury Bond Futures	(1,053)	$(117,245)	12/19/07	$(59,032)
	U.S. Treasury Notes 5 yr. Futures	(193)	(20,657)	12/31/07	(64,836)
					$(123,868)
New York Municipal III:	Short: U.S. Treasury Bond Futures	(341)	$(37,968)	12/19/07	$(4,586)

36 PIMCO Municipal Income Funds III Annual Report | 9.30.07

PIMCO Municipal Income Funds III
Notes to Financial Statements
September 30, 2007

3. Investments in Securities (continued)

(b) Transactions in options written for the year ended September 30, 2007:

	Contracts	Premiums
Municipal III:
Options outstanding, September 30, 2006	484	$89,177
Options written	310	129,774
Options expired	(794)	(218,951)
Options outstanding, September 30, 2007	—	$—
California Municipal III:
Options outstanding, September 30, 2006	423	$77,938
Options written	210	87,911
Options expired	(633)	(165,849)
Options outstanding, September 30, 2007	—	$—
New York Municipal III:
Options outstanding, September 30, 2006	62	$11,423
Options written	50	20,932
Options expired	(112)	(32,355)
Options outstanding, September 30, 2007	—	$—

4. Income Tax Information

Municipal III:

The tax character of dividends paid were:

	Year ended September 30, 2007	Year ended September 30, 2006
Ordinary Income	$1,486,090	$1,366,808
Tax Exempt Income	$34,460,015	$35,012,988

At September 30, 2007, there were no distributable earnings.

At September 30, 2007, Municipal III had a capital loss carryforward of $23,918,271 ($14,905,572 of which will expire in 2013 and $9,012,699 of which will expire in 2014), available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed. During the tax year ended September 30, 2007, Municipal III utilized $4,617,785 of capital loss carryforwards.

For the year ended September 30, 2007, permanent ‘‘book-tax’’ differences were primarily attributable to the differing treatment of inverse floater transactions. These adjustments were to increase dividends in excess of net investment income and decrease accumulated net realized loss by $16,151.

California Municipal III:

The tax character of dividends paid were:

	Year ended September 30, 2007	Year ended September 30, 2006
Ordinary Income	$1,020,966	$443,529
Tax Exempt Income	$23,950,575	$25,442,911

At September 30, 2007, there were no distributable earnings.

9.30.07 | PIMCO Municipal Income Funds III Annual Report 37

PIMCO Municipal Income Funds III
Notes to Financial Statements
September 30, 2007

4. Income Tax Information (continued)

At September 30, 2007, California Municipal III had a capital loss carryforward of $20,248,019 ($522,414 of which will expire in 2012, $11,508,959 of which will expire in 2013 and $8,216,646 of which will expire in 2014), available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed. During the year ended September 30, 2007, California Municipal III utilized $3,429,993 of capital loss carryforwards.

For the year ended September 30, 2007, permanent ‘‘book-tax’’ differences were primarily attributable to the differing treatment of inverse floater transactions and tax overdistributions. These adjustments were to decrease dividends in excess of net investment income by $525,980, decrease paid-in capital by $493,255 and increase accumulated net realized loss by $32,725.

New York Municipal III:

The tax character of dividends paid were:

	Year ended September 30, 2007	Year ended September 30, 2006
Ordinary Income	$154,375	$44,739
Tax Exempt Income	$5,768,747	$6,198,054

At September 30, 2007, there were no distributable earnings.

At September 30, 2007, New York Municipal III had a capital loss carryforward of $3,788,871 ($2,183,511 of which will expire in 2013 and $1,605,360 of which will expire in 2014), available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed. During the year ended September 30, 2007, New York Municipal III utilized $1,356,980 of capital loss carryforwards.

For the year ended September 30, 2007, permanent ‘‘book-tax’’ differences were primarily attributable to the differing treatment of inverse floater transactions and tax overdistributions. These adjustments were to decrease dividends in excess of net investment income by $95,162, decrease paid-in capital by $112,156 and decrease accumulated net realized loss by $16,994.

The cost of investments for federal income tax purposes and gross unrealized appreciation and gross unrealized depreciation of investments at September 30, 2007 were:

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Municipal III	$683,835,415	$42,171,976	$(7,558,584)	$34,613,392
California Municipal III	461,730,442	31,089,264	(2,999,141)	28,090,123
New York Municipal III	118,713,298	6,718,720	(384,359)	6,334,361

The difference between book and tax appreciation is primarily attributable to inverse floater transactions.

5. Auction Preferred Shares

Municipal III has issued 2,160 shares of Preferred Shares Series A, 2,160 shares of Preferred Shares Series B, 2,160 shares of Preferred Shares Series C, 2,160 shares of Preferred Shares Series D and 2,160 shares of Preferred Shares Series E, each with a net asset and liquidation value of $25,000 per share plus accrued dividends.

California Municipal III has issued 3,700 shares of Preferred Shares Series A and 3,700 shares of Preferred Shares Series B, each with a net asset and liquidation value of $25,000 per share plus accrued dividends.

New York Municipal III has issued 1,880 shares of Preferred Shares Series A with a net asset and liquidation value of $25,000 per share plus accrued dividends.

Dividends are accumulated daily at an annual rate (typically re-set every seven days) through auction procedures. Distributions of net realized capital gains, if any, are paid annually.

38 PIMCO Municipal Income Funds III Annual Report | 9.30.07

PIMCO Municipal Income Funds III
Notes to Financial Statements
September 30, 2007

5. Auction Preferred Shares (continued)

For the year ended September 30, 2007, the annualized dividend rates ranged from:

	High	Low	At September 30, 2007
Municipal III:
Series A	5.32%	3.10%	3.75%
Series B	3.95%	3.10%	3.65%
Series C	4.25%	3.00%	3.70%
Series D	4.00%	3.25%	3.65%
Series E	5.32%	3.15%	3.75%
California Municipal III:
Series A	5.32%	2.98%	3.60%
Series B	3.75%	2.95%	3.70%
New York Municipal III:
Series A	5.32%	3.00%	3.70%

The Funds are subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Funds from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation value.

6. Subsequent Common Dividend Declarations

On October 1, 2007, the following dividends were declared to common shareholders payable November 1, 2007 to shareholders of record on October 11, 2007:

Municipal III	$0.070 per common share
California Municipal III	$0.060 per common share
New York Municipal III	$0.0525 per common share

On November 1, 2007 the following dividends were declared to common shareholders payable December 3, 2007 to shareholders of record on November 12, 2007:

Municipal III	$0.070 per common share
California Municipal III	$0.060 per common share
New York Municipal III	$0.0525 per common share

7. Legal Proceedings

In June and September 2004, the Investment Manager and certain of its affiliates (including PEA Capital LLC (‘‘PEA’’), Allianz Global Investors Distributors LLC (‘‘AGID’’) and Allianz Global Investors of America, L.P. agreed to settle, without admitting or denying the allegations, claims brought by the SEC and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged ‘‘market timing’’ arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered and dissolved. None of the settlements allege that any inappropriate activity took place with respect to the Funds.

Since February 2004, the Investment Manager and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning ‘‘market timing,’’ which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. Any potential resolution of these matters may include, but not be limited to judgments or settlements for damages against the Investment Manager or its affiliates or related injunctions.

9.30.07 | PIMCO Municipal Income Funds III Annual Report 39

PIMCO Municipal Income Funds III
Notes to Financial Statements
September 30, 2007

7. Legal Proceedings (continued)

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Funds or on their ability to perform their respective investment advisory activities relating to the Funds.

The foregoing speaks only as of the date hereof.

40 PIMCO Municipal Income Funds III Annual Report | 9.30.07

PIMCO Municipal Income Fund III
Financial Highlights
For a share of common stock outstanding throughout each period:

	Year Ended September 30,				For the period October 31, 2002* through
	2007	2006	2005	2004	September 30, 2003
Net asset value, beginning of period	$14.90	$14.68	$14.36	$14.05	$14.33 **
Investment Operations:
Net investment income	1.17	1.12	1.14	1.18	0.78
Net realized and change in unrealized gain (loss) on investments, futures contracts and options written	(0.40)	0.26	0.36	0.22	(0.08)
Total from investment operations	0.77	1.38	1.50	1.40	0.70
Dividends on Preferred Shares from Net Investment Income	(0.30)	(0.27)	(0.18)	(0.09)	(0.06)
Net increase in net assets applicable to common shareholders resulting from investment operations	0.47	1.11	1.32	1.31	0.64
Dividends to Common Shareholders from Net Investment Income:	(0.84)	(0.89)	(1.00)	(1.00)	(0.79)
Capital Share Transactions:
Common stock offering costs charged to paid-in capital in excess of par	—	—	—	—	(0.03)
Preferred shares offering costs/underwriting discounts charged to paid-in capital in excess of par	—	—	—	—	(0.10)
Total capital share transactions	—	—	—	—	(0.13)
Net asset value, end of period	$14.53	$14.90	$14.68	$14.36	$14.05
Market price, end of period	$15.05	$15.70	$15.49	$14.30	$14.20
Total Investment Return (1)	1.38%	7.69%	15.95%	8.10%	0.05%
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of period (000)	$457,914	$466,511	$457,487	$445,679	$435,169
Ratio of expenses to average net assets, including interest expense (2)(3)(4)(5)	2.73%	2.71%	1.97%	1.54%	1.10%#
Ratio of expenses to average net assets, excluding interest expense (2)(3)(5)	1.10%	1.06%	1.03%	1.05%	0.99%#
Ratio of net investment income to average net assets (2)(5)	7.90%	7.71%	7.74%	8.25%	6.05%#
Preferred shares asset coverage per share	$67,378	$68,179	$67,352	$66,261	$65,284
Portfolio turnover	10%	15%	3%	13%	18%

*	Commencement of operations.

**	Initial public offering price of $15.00 per share less underwriting discount of $0.675 per share.

#	Annualized.

(1)	Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day of each period and a sale of a share of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.

(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(i) in Notes to Financial Statements).

(4)	Interest expense relates to the liability for ﬂoating rate notes issued in connection with inverse ﬂoater transactions.

(5)	During the periods indicated above, the Investment Manager waived a portion of its investment management fee. The effect of such waivers relative to the average net assets of common shareholders was 0.24%, 0.24%, 0.24%, 0.24% and 0.23% (annualized) for the years ended September 30, 2007, September 30, 2006, September 30, 2005, September 30, 2004 and for the period October 31, 2002 (commencement of operations) through September 30, 2003.

See accompanying Notes to Financial Statements | 9.30.07 | PIMCO Municipal Income Funds III Annual Report 41

PIMCO California Municipal Income Fund III
Financial Highlights
For a share of common stock outstanding throughout each period:

	Year Ended September 30,				For the period October 31, 2002* through
	2007	2006	2005	2004	September 30, 2003
Net asset value, beginning of period	$14.83	$14.80	$14.12	$13.43	$14.33 **
Investment Operations:
Net investment income	1.07	1.11	1.14	1.23	0.67
Net realized and change in unrealized gain (loss) on investments, futures contracts and options written	(0.26)	0.13	0.65	0.51	(0.62)
Total from investment operations	0.81	1.24	1.79	1.74	0.05
Dividends on Preferred Shares from Net Investment Income	(0.29)	(0.25)	(0.15)	(0.09)	(0.06)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	0.52	0.99	1.64	1.65	(0.01)
Dividends to Common Shareholders from Net Investment Income:	(0.87)	(0.96)	(0.96)	(0.96)	(0.76)
Capital Share Transactions:
Common stock offering costs charged to paid-in capital in excess of par	—	—	—	—	(0.03)
Preferred shares offering costs/underwriting discounts charged to paid-in capital in excess of par	—	—	—	—	(0.10)
Total capital share transactions	—	—	—	—	(0.13)
Net asset value, end of period	$14.48	$14.83	$14.80	$14.12	$13.43
Market price, end of period	$14.20	$16.94	$15.11	$13.74	$13.62
Total Investment Return (1)	(11.38)%	19.43%	17.48%	8.22%	(4.10)%
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of period (000)	$311,958	$318,236	$315,963	$300,860	$285,279
Ratio of expenses to average net assets, including interest expense (2)(3)(4)(5)	2.94%	2.69%	1.94%	1.55%	1.14%#
Ratio of expenses to average net assets, excluding interest expense (2)(3)(5)	1.16%	1.06%	1.05%	1.08%	1.01%#
Ratio of net investment income to average net assets (2)(5)	7.26%	7.56%	7.82%	8.79%	5.30%#
Preferred shares asset coverage per share	$67,140	$67,993	$67,692	$65,650	$63,539
Portfolio turnover	7%	7%	5%	33%	58%

*	Commencement of operations.

**	Initial public offering price of $15.00 per share less underwriting discount of $0.675 per share.

#	Annualized.

(1)	Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day of each period and a sale of a share of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.

(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(i) in Notes to Financial Statements).

(4)	Interest expense relates to the liability for ﬂoating rate notes issued in connection with inverse ﬂoater transactions.

(5)	During the periods indicated above, the Investment Manager waived a portion of its investment management fee. The effect of such waivers relative to the average net assets of common shareholders was 0.24%, 0.24%, 0.24%, 0.24% and 0.23% (annualized) for the years ended September 30, 2007, September 30, 2006, September 30, 2005, September 30, 2004 and for the period October 31, 2002 (commencement of operations) through September 30, 2003.

42 PIMCO Municipal Income Funds III Annual Report | 9.30.07 | See accompanying Notes to Financial Statements

PIMCO New York Municipal Income Fund III
Financial Highlights
For a share of common stock outstanding throughout each period:

	Year Ended September 30,				For the period October 31, 2002* through
	2007	2006	2005	2004	September 30, 2003
Net asset value, beginning of period	$15.09	$15.03	$14.41	$14.14	$14.33 **
Investment Operations:
Net investment income	1.03	1.07	1.13	1.19	0.64
Net realized and change in unrealized gain (loss) on investments, futures contracts and options written	(0.48)	0.13	0.61	0.12	0.14
Total from investment operations	0.55	1.20	1.74	1.31	0.78
Dividends on Preferred Shares from Net Investment Income	(0.29)	(0.26)	(0.16)	(0.08)	(0.06)
Net increase in net assets applicable to common shareholders resulting from investment operations	0.26	0.94	1.58	1.23	0.72
Dividends to Common Shareholders from Net Investment Income:	(0.78)	(0.88)	(0.96)	(0.96)	(0.76)
Capital Share Transactions:
Common stock offering costs charged to paid-in capital in excess of par	—	—	—	—	(0.03)
Preferred shares offering costs/underwriting discounts charged to paid-in capital in excess of par	—	—	—	—	(0.12)
Total capital share transactions	—	—	—	—	(0.15)
Net asset value, end of period	$14.57	$15.09	$15.03	$14.41	$14.14
Market price, end of period	$13.57	$16.45	$16.04	$14.30	$13.68
Total Investment Return (1)	(13.12)%	8.73%	19.65%	11.93%	(3.77)%
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of period (000)	$80,417	$82,836	$82,043	$78,465	$76,975
Ratio of expenses to average net assets, including interest expense (2)(3)(4)(5)	3.18%	2.89%	2.36%	1.73%	1.26%#
Ratio of expenses to average net assets, excluding interest expense (2)(3)(5)	1.31%	1.16%	1.24%	1.19%	1.14%#
Ratio of net investment income to average net assets (2)(5)	6.89%	7.23%	7.54%	8.23%	4.99%#
Preferred shares asset coverage per share	$67,749	$69,042	$68,627	$66,732	$65,942
Portfolio turnover	12%	8%	4%	12%	111%

*	Commencement of operations.

**	Initial public offering price of $15.00 per share less underwriting discount of $0.675 per share.

#	Annualized.

(1)	Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day of each period and a sale of a share of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.

(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(i) in Notes to Financial Statements).

(4)	Interest expense relates to the liability for ﬂoating rate notes issued in connection with inverse ﬂoater transactions.

(5)	During the periods indicated above, the Investment Manager waived a portion of its investment management fee. The effect of such waivers relative to the average net assets of common shareholders was 0.24%, 0.24%, 0.24%, 0.24% and 0.23% (annualized) for the years ended September 30, 2007, September 30, 2006, September 30, 2005, September 30, 2004 and for the period October 31, 2002 (commencement of operations) through September 30, 2003.

See accompanying Notes to Financial Statements | 9.30.07 | PIMCO Municipal Income Funds III Annual Report 43

PIMCO Municipal Income Funds III
Report of Independent Registered
Public Accounting Firm

To the Shareholders and the Board of Trustees of:
PIMCO Municipal Income Fund III,
PIMCO California Municipal Income Fund III and
PIMCO New York Municipal Income Fund III

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets applicable to common shareholders and the financial highlights present fairly, in all material respects, the financial position of PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III and PIMCO New York Municipal Income Fund III (collectively hereafter referred to as the ‘‘Funds’’) at September 30, 2007, the results of each of their operations for the year ended, the changes in each of their net assets applicable to common shareholders for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period October 31, 2002 (commencement of operations) through September 30, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as ‘‘financial statements’’) are the responsibility of the Funds’ management; our responsibility is to express and opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
November 21, 2007

44 PIMCO Municipal Income Funds III Annual Report | 9.30.07

PIMCO Municipal Income Funds III
Tax Information/Annual Shareholder Meetings Results (unaudited)

Tax Information:

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Funds to advise shareholders within 60 days of the Funds’ tax year-end (September 30, 2007) as to the federal tax status of dividends and distributions received by shareholders during such tax period. Accordingly, please note that substantially all dividends paid from net investment income from the Funds during the tax period ended September 30, 2007 were federally exempt interest dividends. However, the Funds invested in municipal bonds containing market discount, whose accretion is taxable. Accordingly, the percentage of dividends paid from net investment income during the tax period which are taxable were:

Municipal Income III	4.13%
California Municipal Income III	4.09%
New York Municipal Income III	2.61%

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2007. In January 2008, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of the dividends and distributions received during calendar 2007. The amount that will be reported will be the amount to use on your 2007 federal income tax return and may differ from the amount which must be reported in connection with each Fund’s tax year ended September 30, 2007. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds. In January 2008, an allocation of interest income by state will be provided which may be of value in reducing a shareholder’s state and local tax liability, if any.

In November 2007, the Supreme Court heard oral arguments in a case that might significantly affect state taxation of municipal bonds. In the decision on appeal, a Kentucky state court held that a Kentucky law violates the U.S. Constitution by exempting from state taxation the interest income from Kentucky municipal bonds while taxing that from out-of-state municipal bonds. If the Supreme Court affirms this holding, most states likely will revisit the way in which they treat the interest on municipal bonds, and this has the potential to increase significantly the amount of state tax paid by shareholders on exempt-interest dividends. The Supreme Court is expected to issue a decision in this case later in the 2007-2008 term. You should consult your tax advisor to discuss the tax consequences of your investment in the Funds.

Annual Shareholder Meetings Results:

The Funds held their annual meetings of shareholders on December 20, 2006. Common/Preferred shareholders of each fund voted to re-elect Robert E. Connor* and Hans W. Kertess and elect William B. Ogden IV as Class I Trustees as indicated below:

	Affirmative	Withheld Authority
Municipal III:
Re-Election of Hans W. Kertess	27,421,378	330,163
Election of William B. Ogden IV	27,421,656	329,885
Re-Election of Robert E. Connor	9,170	32
California Municipal III:
Re-Election of Hans W. Kertess	18,004,040	155,851
Election of William B. Ogden IV	18,004,649	155,242
Re-Election of Robert E. Connor	6,050	11
New York Municipal III:
Re-Election of Hans W. Kertess	4,683,009	45,718
Election of William B. Ogden IV	4,689,898	38,829
Re-Election of Robert E. Connor	1,732	2
Messrs. Paul Belica, Jack J. Dalessandro*, John C. Maney and R. Peter Sullivan III continue to serve as Trustees of the Funds.

* Preferred Shares Trustee

9.30.07 | PIMCO Municipal Income Funds III Annual Report 45

PIMCO Municipal Income Funds III
Matters Relating to the Trustees’ Consideration of the Investment Management and Portfolio Management Agreements (unaudited)

The Investment Company Act of 1940 requires that both the full Board of Trustees (the ‘‘Trustees’’) and a majority of the non-interested (‘‘Independent’’) Trustees, voting separately, approve the Funds’ Management Agreements (the ‘‘Advisory Agreements’’) with the Investment Manager and Portfolio Management Agreements (the ‘‘Sub-Advisory Agreements’’, and together with the Advisory Agreements, the ‘‘Agreements’’) between the Investment Manager and the Sub-Adviser. The Trustees met on June 13, 2007 (the ‘‘contract review meeting’’) for the specific purpose of considering whether to approve the Advisory Agreements and the Sub-Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meeting.

Based on their evaluation of factors that they deemed to be material, including those factors described below, the Board of Trustees, including a majority of the Independent Trustees, concluded that the Funds’ Advisory Agreements and the Sub-Advisory Agreements should be approved for a one-year period commencing July 1, 2007.

In connection with their deliberations regarding the continuation of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager and the Sub-Adviser under the Agreements.

In connection with their contract review meeting, the Trustees received and relied upon materials provided by the Investment Manager which included, among other items: (i) information provided by Lipper Analytical Services Inc. (‘‘Lipper Inc.’’) on the total return investment performance (based on net assets) of the Funds for various time periods and the investment performance of a group of funds with substantially similar investment classifications/objectives identified by Lipper Inc., (ii) information provided by Lipper Inc. on the Funds’ management fees and other expenses and the management fees and other expenses of comparable funds identified by Lipper Inc., (iii) information regarding the investment performance and management fees of comparable portfolios of other clients of the Sub-Adviser, including institutional separate accounts and other clients, (iv) the profitability to the Investment Manager from its relationship with the Funds for the twelve months ended March 31, 2007, (v) descriptions of various functions performed by the Investment Manager and the Sub-Adviser for the Funds, such as portfolio management, compliance monitoring and portfolio trading practices, and (vi) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Funds.

The Trustees’ conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

As part of their review, the Trustees examined the Investment Manager’s and the Sub-Adviser’s ability to provide high quality investment management and other services to the Funds. The Trustees considered the investment philosophy and research and decision-making processes of the Sub-Adviser; the experience of key advisory personnel of the Sub-Adviser responsible for portfolio management of the Funds; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; the capability and integrity of the senior management and staff of the Investment Manager and the Sub-Adviser; and the level of skill required to manage the Funds. In addition, the Trustees reviewed the quality of the Investment Manager’s and the Sub-Adviser’s services with respect to regulatory compliance and compliance with the investment policies of the Funds; the nature and quality of certain administrative services the Investment Manager is responsible for providing to the Funds; and conditions that might affect the Investment Manager’s or the Sub-Adviser’s ability to provide high quality services to the Funds in the future under the Agreements, including each organization’s respective business reputation, financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Sub-Adviser’s investment process, research capabilities and philosophy were well suited to the Funds given their investment objectives and policies, and that the Investment Manager and the Sub-Adviser would be able to continue to meet any reasonably foreseeable obligations under the Agreements.

46 PIMCO Municipal Income Funds III Annual Report | 9.30.07

PIMCO Municipal Income Funds III
Matters Relating to the Trustees’ Consideration of the Investment Management and Portfolio Management Agreements (unaudited)

Based on information provided by Lipper Inc., the Trustees also reviewed each Fund’s total return investment performance as well as the performance of comparable funds identified by Lipper Inc. In the course of their deliberations, the Trustees took into account information provided by the Investment Manager in connection with the contract review meeting, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding each Fund’s performance.

In assessing the reasonableness of each Fund’s fees under the Agreements, the Trustees considered, among other information, each Fund’s management fee and the total expense ratio as a percentage of average net assets attributable to common shares and the management fee and total expense ratios of comparable funds identified by Lipper Inc.

For each of the Funds, the Trustees specifically took note of how each Fund compared to its Lipper Inc. peers as to performance and total expense ratio. The Trustees noted that while the Funds are not charged a separate administration fee, it was not clear whether the peer funds in the Lipper Inc. categories were charged such a fee by their investment managers. Thus, the Trustees, at the recommendation of the Investment Manager, considered the total expenses of the Funds compared to the total expenses of the peer funds, recognizing that the fees for management and administrative services would be subsumed within the total expense ratio.

Municipal III:

The Trustees noted that Municipal III had outperformed its peer group’s median and low returns but had underperformed its peer group’s high returns for the one-year and three-year periods ended March 31, 2007. The Trustees also noted that Municipal III’s expense ratio (after taking into account waivers) was below the median and the high for its peer group but above the low for its peer group.

California Municipal III:

The Trustees noted that California Municipal III had outperformed its peer group’s median and low returns but had slightly underperformed its peer group’s high returns for the one-year and three-year periods ended March 31, 2007. The Trustees noted that in the one-year period, California Municipal III’s total return was ranked second among twenty two funds in its Lipper category for its asset class. The Trustees also noted that California Municipal III’s expense ratio (after taking into account waivers) was significantly below the high for its peer group, was in line with its peer median group and was above the low for its peer group.

New York Municipal III:

The Trustees noted that New York Municipal III had significantly outperformed its peer group’s median and low returns and was in line with its peer group’s high returns for the one-year and three-year periods ended March 31, 2007. The Trustees noted that in the one-year and three-year periods, New York Municipal III’s total return was ranked first among sixteen funds in its Lipper category for its asset class. The Trustees also noted that New York Municipal III’s expense ratio (after taking into account waivers) was significantly below the high for its peer group but was above the low and the median for its peer group.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that they were satisfied with the Investment Manager’s and the Sub-Adviser’s responses and efforts relating to investment performance and the comparative positioning of each Fund with respect to the management fee paid to the Investment Manager.

The Trustees also considered the management fees charged by the Sub-Adviser to other clients, including institutional separate accounts with investment strategies similar to those of the Funds. Regarding the institutional separate accounts, they noted that the management fees paid by the Funds are generally higher than the fees paid by these other clients of the Sub-Adviser, but were advised that the administrative burden for the Investment Manager and the Sub-Adviser with respect to the Funds is also relatively higher, due in part to the more extensive regulatory regime to which the Funds are subject in comparison to institutional separate accounts. The Trustees noted that the management fees paid by the Funds are generally higher than the fees paid by the open-end funds but were advised that there are additional portfolio management challenges in managing the Funds, such as the use of leverage and meeting a regular dividend.

9.30.07 | PIMCO Municipal Income Funds III Annual Report 47

PIMCO Municipal Income Funds III
Matters Relating to the Trustees’ Consideration of the Investment Management and Portfolio Management Agreements (unaudited)

The Trustees also took into account that the Funds have preferred shares outstanding, which increases the amount of fees received by the Investment Manager and the Sub-Adviser under the Agreements (because the fees are calculated based on either the Fund’s new assets or total managed assets, including assets attributable to preferred shares and other forms of leverage outstanding but not deducting any liabilities connected to the leverage). In this regard, the Trustees took into account that the Investment Manager and the Sub-Adviser have a financial incentive for the Funds to continue to have preferred shares outstanding, which may create a conflict of interest between the Investment Manager and the Sub-Adviser, on the one hand, and the Fund’s common shareholders, on the other. In this regard, the Trustees considered information provided by the Investment Manager and the Sub-Adviser indicating that each Fund’s use of leverage through preferred shares continues to be appropriate and in the interests of the Fund’s common shareholders.

Based on a profitability analysis provided by the Investment Manager, the Trustees also considered the profitability of the Investment Manager from its relationship with each Fund and determined that such profitability was not excessive.

The Trustees also took into account that, as closed-end investment companies, the Funds do not currently intend to raise additional assets, so the assets of the Funds will grow (if at all) only through the investment performance of each Fund. Therefore, the Trustees did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Agreements.

Additionally, the Trustees considered so-called ‘‘fall-out benefits’’ to the Investment Manager and the Sub-Adviser, such as reputational value derived from serving as Investment Manager and Sub-Adviser to the Funds.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the fees payable under the Agreements represent reasonable compensation in light of the nature and quality of the services being provided by the Investment Manager and Sub-Adviser to the Funds.

48 PIMCO Municipal Income Funds III Annual Report | 9.30.07

PIMCO Municipal Income Funds III
Privacy Policy/Proxy Voting Policies &
Procedures (unaudited)

Privacy Policy:

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with clients. We are committed to maintaining the confidentiality, integrity, and security of our current, prospective and former clients’ personal information. To ensure clients privacy, we have developed policies designed to protect this confidentiality, while allowing client needs to be served.

Obtaining Personal Information

In the course of providing you with products and services, we and certain service providers to the Funds, such as the Funds’ investment adviser, may obtain non-public personal information about you. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by you or gathered by us to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on client satisfaction, and gathering shareholder proxies. We may also retain non-affiliated companies to market our products and enter in joint marketing agreements with other companies. These companies may have access to your personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. In most cases you will be clients of a third party, but we may also provide your personal and account information to your respective brokerage or financial advisory firm and/or to your financial adviser or consultant.

Sharing Information with Third Parties

We do reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect our rights or property, or upon reasonable request by any mutual fund in which you have chosen to invest. In addition, we may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

We may share client information with our affiliates in connection with servicing your account or to provide you with information about products and services that we or our affiliates believe may be of interest to you. The information we share may include, for example, your participation in our mutual funds or other investment programs sponsored by us or our affiliates, your ownership of certain types of accounts (such as IRAs), or other data about your accounts. Our affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to your non-public personal information only to internal personnel who need to know that information in order to provide products or services to you. In order to guard your non-public personal information, physical, electronic and procedural safeguards are in place.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the twelve months ended June 30, 2007 is available (i) without charge, upon request, by calling the Funds’ shareholder servicing agent at (800) 331-1710; (ii) on the Funds’ website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

9.30.07 | PIMCO Municipal Income Funds III Annual Report 49

PIMCO Municipal Income Funds III
Dividend Reinvestment Plan (unaudited)

Pursuant to the Funds’ Dividend Reinvestment Plan (the ‘‘Plan’’), all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by PFPC Inc., as agent for the Common Shareholders (the ‘‘Plan Agent’’), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf), will be paid cash by check mailed, in the case of direct shareholder, to the record holder by PFPC Inc., as the Funds’ dividend disbursement agent.

Unless you elect (or your broker or nominee elects) not to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1)	If on the payment date the net asset value of the Common Shares is equal to or less than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Fund will issue new shares at the greater of (i) the net asset value per Common Share on the payment date or (ii) 95% of the market price per Common Share on the payment date; or

(2)	If on the payment date the net asset value of the Common Shares is greater than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Common Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Funds and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Funds reserve the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Funds’ shareholder servicing agent, PFPC Inc., P.O. Box 43027, Providence, RI 02940-3027, telephone number (800) 331-1710.

50 PIMCO Municipal Income Funds III Annual Report | 9.30.07

PIMCO Municipal Income Funds III
Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with
Funds, Length of Service, Other Trusteeships/ Directorships Held by Trustee; Number of
Portfolios in Fund Complex/Outside Fund
Complexes Currently Overseen by Trustee	Principal Occupation(s) During Past 5 Years:
The address of each trustee is 1345 Avenue of the Americas, New York, NY 10105
Hans W. Kertess
Date of Birth: 7/12/39
Chairman of the Board of Trustees since: 2007
Trustee since: 2003
Term of office: Expected to stand for
    re-election at 2009 annual meeting of
    shareholders.
Trustee/Director of 28 Funds in Fund Complex;
Trustee/Director of no funds outside of Fund
Complex	President, H. Kertess & Co., a financial advisory company; Formerly, Managing Director, Royal Bank of Canada Capital Markets.
Paul Belica
Date of Birth: 9/27/21
Trustee since: 2002
Term of office: Expected to stand for
    re-election at 2008 annual meeting of
    shareholders.
Trustee/Director of 28 funds in Fund Complex
Trustee/Director of no funds outside of Fund
Complex	Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc.; formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.
Robert E. Connor
Date of Birth: 9/17/34
Trustee since: 2002
Term of office: Expected to stand for
    re-election at 2009 annual meeting of
    shareholders.
Trustee/Director of 28 funds in Fund Complex
Trustee/Director of no funds outside of Fund
Complex	Corporate Affairs Consultant. Formerly, Senior Vice President, Corporate Office, Smith Barney Inc.
John J. Dalessandro II
Date of Birth: 7/26/37
Trustee since: 2002
Term of office: Expected to stand for
    re-election at 2007 annual meeting of
    shareholders.
Trustee/Director of 28 funds in Fund Complex
Trustee/Director of no funds outside of Fund
Complex	Retired. Formerly, President and Director, J.J. Dalessandro II Ltd., registered broker-dealer and member of the New York Stock Exchange.
William B. Ogden, IV
Date of Birth: 1/11/45
Trustee since: 2006
Term of office: Expected to stand for election
    at 2009 annual meeting of shareholders.
Trustee/Director of 27 Funds in Fund Complex;
Trustee/Director of no funds outside of Fund
Complex	Asset Management Industry Consultant; Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.
R. Peter Sullivan III
Date of Birth: 9/4/41
Trustee since: 2004
Term of office: Expected to stand for
    re-election at 2007 annual meeting of
    shareholders.
Trustee/Director of 27 funds in Fund Complex
Trustee/Director of no funds outside of Fund
Complex	Retired. Formerly, Managing Partner, Bear Wagner Specialists LLC, specialist firm on the New York Stock Exchange.

9.30.07 | PIMCO Municipal Income Funds III Annual Report 51

PIMCO Municipal Income Funds III
Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with
Funds, Length of Service, Other Trusteeships/ Directorships Held by Trustee; Number of
Portfolios in Fund Complex/Outside Fund
Complexes Currently Overseen by Trustee	Principal Occupation(s) During Past 5 Years:
John C. Maney†
Date of Birth: 8/3/59
Trustee since 2006
Term of office: Expected to stand for
    re-election at 2007 annual meeting of
    shareholders.
Trustee/Director of 64 Funds in Fund
    Complex
Trustee/Director of No Funds outside the Fund Complex	Management Board and Chief Financial Officer of Allianz Global Investors Fund Management LLC; Chief Financial Officer of Allianz Global Investors Managed Accounts LLC and Allianz Global Investors Distributors LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and also Chief Operating Officer of Allianz Global Investors of America L.P. since November 2006; Chief Financial Officer of PIMCO, Oppenheimer Capital LLC, NFJ Investment Group and a number of other affiliated entities; Formerly, Executive Vice President and Chief Financial Officer of Apria Healthcare Group, Inc. (1998-2001)

† Mr. Maney is an ‘‘interested person’’ of the Fund due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons:

Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America L.P.; Member — Board of Directors, Chief Operating Officer and Chief Financial Officer of Allianz Global Investors of America Holdings Inc. and Oppenheimer Group, Inc.; Management Board, Managing Director, Chief Operating Officer and Chief Financial Officer of Allianz Global Investors of America LLC; Managing Director, Chief Operating Officer and Chief Financial Officer of Allianz Global Investors NY Holdings LLC and Allianz Global Investors U.S. Equities LLC; Managing Director and Chief Financial Officer of Allianz Hedge Fund Partners Holding L.P., Allianz-Pac Life Partners LLC and Allianz Global Investors U.S. Retail LLC; Chief Financial Officer of Allianz Global Investors Advertising Agency Inc., Allianz Global Investors Managed Accounts LLC, Allianz Global Investors Distributors LLC, Alpha Vision LLC, Alpha Vision Capital Management LLC, NFJ Investment Group L.P., Nicholas-Applegate Capital Management LLC, Nicholas-Applegate Securities LLC, Oppenheimer Capital LLC, Pacific Investment Management Company LLC, PIMCO Australia Pty Ltd, PIMCO Canada Holding LLC, PIMCO Canada Management Inc., PIMCO Canada Corp., PIMCO Europe Limited, PIMCO Global Advisors LLC, StocksPLUS Management, Inc. and Vision Holdings LLC; Management Board and Chief Financial Officer of Allianz Global Investors Fund Management LLC, Nicholas-Applegate Holdings LLC and OpCap Advisors LLC; Member — Board of Directors and Chief Financial Officer of NFJ Management Inc. and PIMCO Global Advisors (Resources) Limited; and Executive Vice President and Chief Financial Officer of PIMCO Japan Ltd.

Further information about certain of the Funds’ Trustees is available in the Funds’ Statements of Additional Information, dated October 28, 2002, which can be obtained upon request, without charge, by calling the Funds’ shareholder servicing agent at (800) 331-1710.

52 PIMCO Municipal Income Funds III Annual Report | 9.30.07

PIMCO Municipal Income Funds III
Principal Officers (unaudited)

Name, Date of Birth, Position(s) Held with Funds.	Principal Occupation(s) During Past 5 Years:
Brian S. Shlissel Date of Birth: 11/14/64 President & Chief Executive Officer since: 2002	Executive Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Director of 8 funds in the Fund Complex; President and Chief Executive Officer of 36 funds in the Fund Complex; Treasurer; Principal Financial and Accounting Officer of 36 funds in the Fund Complex and The Korea Fund, Inc.
Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer, Principal/Financial and Accounting Officer since: 2002	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting officer of 36 funds in the Fund Complex; Assistant Treasurer of 36 funds in the Fund Complex and The Korea Fund, Inc.
Thomas J. Fuccillo Date of Birth: 3/22/68 Vice President, Secretary & Chief Legal Officer since: 2004	Senior Vice President, Senior Counsel, Allianz Global Investors of America L.P., Vice President, Secretary & Chief Legal Officer of 72 funds in the Fund Complex Secretary & Chief Legal Officer of The Korea Fund, Inc.; Formerly, Vice President and Associate General Counsel, Neuberger Berman LLC.
Scott Whisten Date of Birth: 3/13/71 Assistant Treasurer since: 2007	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 72 funds in the Fund Complex. Formerly Accounting Manager Prudential Investments (2002-2005).
Youse E. Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2004	Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P., Chief Compliance Officer of 72 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (2002-2004), Audit Manager, Pricewaterhouse Coopers LLP (1996-2002).
William V. Healey Date of Birth: 7/28/53 Assistant Secretary since: 2006	Executive Vice President, Chief Legal Officer-U.S. Retail, Allianz Global Investors of America L.P.; Assistant Secretary of 72 funds in the Fund Complex. Formerly, Vice President and Associate General Counsel/Chief Legal Officer, Asset Management, The Prudential Insurance Company of America (1998-2005).
Richard H. Kirk Date of Birth: 4/6/61 Assistant Secretary since: 2006	Senior Vice President, Allianz Global Investors of America L.P. (since 2004). Senior Vice President, Associate General Counsel, Allianz Global Investors Distributors LLC. Assistant Secretary of 72 funds in the Fund Complex; formerly, Vice President, Counsel, The Prudential Insurance Company of America/American Skandia (2002-2004).
Kathleen A. Chapman Date of Birth: 11/11/54 Assistant Secretary since: 2006	Assistant Secretary of 72 funds in the Fund Complex; Manager IIG Advisory Law, Morgan Stanley (2004-2005); The Prudential Insurance Company of America and Assistant Corporate Secretary of affiliated American Skandia companies (1996-2004).
Lagan Srivastava Date of Birth: 9/20/77 Assistant Secretary since: 2006	Assistant Secretary of 72 funds in the Fund Complex and The Korea Fund, Inc.; formerly Research Assistant, Dechert LLP (2004-2005); Research Assistant, Swidler Berlin Shereff Friedman LLP (2002-2004).

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

9.30.07 | PIMCO Municipal Income Funds III Annual Report 53

(This page intentionally left blank)

54

(This page intentionally left blank)

55

(This page intentionally left blank)

56

Trustees and Principal Officers

Hans W. Kertess	Brian S. Shlissel
Trustee, Chairman of the Board of Trustees	President & Chief Executive Officer
Paul Belica	Lawrence G. Altadonna
Trustee	Treasurer, Principal Financial & Accounting Officer
Robert E. Connor	Thomas J. Fuccillo
Trustee	Vice President, Secretary & Chief Legal Officer
John J. Dalessandro II	Scott Whisten
Trustee	Assistant Treasurer
John C. Maney	Youse E. Guia
Trustee	Chief Compliance Officer
William B. Ogden, IV	William V. Healey
Trustee	Assistant Secretary
R. Peter Sullivan III	Richard H. Kirk
Trustee	Assistant Secretary
Kathleen A. Chapman
Assistant Secretary
Lagan Srivastava
Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105

Sub-Adviser

Pacific Investment Management Company LLC
840 Newport Center Drive
Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co.
225 Franklin Street
Boston, MA 02110

Transfer Agent, Dividend Paying Agent and Registrar

PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel

Ropes & Gray LLP
One International Place
Boston, MA 02110-2624

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III and PIMCO New York Municipal Income Fund III for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase shares of its common stock in the open market.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (‘‘SEC’’) for the first and third quarters of their fiscal year on Form N-Q. The Funds’ Form N-Qs are available on the SEC’s website at www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at www.allianzinvestors.com/closedendfunds.

On January 3, 2007, the Funds submitted CEO annual certification to the New York Stock Exchange (‘‘NYSE’’) on which the Funds’ principal executive officer certified that he was not aware, as of that date, of any violation by each Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, each Fund’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Funds’ disclosure controls and procedures and internal control over financial reporting, as applicable.

Information on the Funds is available at www.allianzinvestors.com/closedendfunds or by calling the Funds’ shareholder servicing agent at (800) 331-1710.

ITEM 2. CODE OF ETHICS

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-331-1710. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.
(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. Paul Belica, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)

Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $45,079 in 2006 and $46,209 in 2007.

b)

Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $10,018 in 2006 and $10,899 in 2007. These services consist of accounting consultations, agreed upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters.

c)

Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $9,000 in 2006 and $9,667 in 2007. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.
e)

1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

PIMCO Municipal Income Fund III (the “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audit of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

Semiannual financial statement reviews

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services

Agreed upon procedure reports (inclusive of quarterly review of Basic Maintenance testing associated with issuance of Preferred Shares and semiannual report review)

Other attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $150,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Fund merger support service

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $150,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC (Formerly, PA Fund Management LLC) or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $150,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)

The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and
(3)

Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.
f)	Not applicable
g)

Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2006 Reporting Period was $2,228,248 and the 2007 Reporting Period was $2,789,890.

h)

Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre- approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Robert E. Connor, Paul Belica, John J. Dalessandro II, Hans W. Kertess, R. Peter Sullivan III and William B. Ogden, IV.

ITEM 6. SCHEDULE OF INVESTMENTS Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PIMCO MUNICIPAL INCOME FUND III

PIMCO CALIFORNIA MUNICIPAL INCOME FUND III

PIMCO NEW YORK MUNICIPAL INCOME FUND III

(each a “Trust”)

PROXY VOTING POLICY

1.

It is the policy of each Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination. Each Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other. Accordingly, each Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.

Each Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the particular Trust. AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto. Summary of the detailed proxy voting policies of the Trust’s current sub-adviser is set forth in Appendix B attached hereto. Such summaries may be revised from time to time to reflect changes to the sub-advisers’ detailed proxy voting policies.

3.

The party voting the proxies (i.e., the sub-adviser or portfolio manager) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.

AGIFM and the sub-adviser of a Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.

The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trusts’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trusts’ Chief Compliance Officer.

6.

This Proxy Voting Policy Statement (including Appendix B), the Proxy Voting Policy Summary of AGIFM and summary of the detailed proxy voting policy of the sub-adviser of a Trust with proxy voting authority, shall be made available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) on the Trusts’ website at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the Trusts’ Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of each sub-adviser with proxy voting authority shall also be included in the Trusts’ Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

1.

It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.	AGIFM, for each fund which it acts as an investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund, subject to the terms hereof.
3.

The party voting the proxies (e.g., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.

AGIFM and each sub-adviser of a fund shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.

The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by such funds’ respective boards or chief compliance officers.

6.

This Proxy Voting Policy Summary and summaries of the proxy voting policies for each sub-adviser of a fund advised by AGIFM shall be available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, this Proxy Voting Policy Summary and summaries of the detailed proxy voting policies of each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

Pacific Investment Management Company LLC (“PIMCO”) has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-bycase basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Clients may obtain a copy of PIMCO’s written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client’s proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client’s proxy. In addition, a client may obtain copies of PIMCO’s Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
(a)(1)

As of December 7, 2007 the following individual has primary responsibility for the day-to-day implementation of the PIMCO Municipal Income Fund III (PMX), PIMCO California Municipal Income Fund III (PZC) and PIMCO New York Municipal Income Fund III (PYN) (each a “Fund” and collectively, the “Funds”):

Mark V. McCray

Mr. McCray has been the portfolio manager for each of the Funds since inception (October 2002). Mr. McCray is a Managing Director and Portfolio Manager responsible for the firm’s municipal bond portfolios and tax-sensitive portfolios. He is a senior member of PIMCO’s investment strategy group and has served as Chairman of PIMCO’s Shadow Investment Committee and as a rotating member of the firm’s Investment Committee. He joined the firm in 2000 from Goldman, Sachs & Co. in New York, where he was Vice President and co-head of municipal bond trading, with primary responsibility for the firm’s proprietary municipal trading. Mr. McCray has nineteen years of investment experience and holds a Bachelor’s degree in Finance and Real Estate from Temple University and an MBA from The Wharton School of the University of Pennsylvania, with concentrations in Finance, Accounting, and Strategic Management.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Funds that were managed by the Portfolio Manager as of September 30, 2007, including accounts managed by a team, committee, or other group that includes the Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
PM	Fund	#	AUM($million)	#	AUM($million)	#	AUM($million)
Mark V. McCray	PMX	13	5,310.02	2	789.92	18	1,636.85
	PZC	13	5,541.18	2	789.92	18	1,636.85
	PYN	13	5,912.24	2	789.92	18	1,636.85

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies a Fund, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to- day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by- side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

(a) (3)

As of September 30, 2007, the following explains the compensation structure of the individual that has primary responsibility for day-to-day portfolio management of the Funds:

Portfolio Manager Compensation

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;
•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);
•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;
•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;
•	Contributions to asset retention, gathering and client satisfaction;
•	Contributions to mentoring, coaching and/or supervising; and
•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

(a)(4)

The following summarizes the dollar range of securities the portfolio manager for the Funds beneficially owned of the Funds that he managed as of 09/30/07.

PIMCO Municipal Income Fund III PIMCO California Municipal Income Fund III PIMCO New York Municipal Income Fund III
Portfolio Manager	Dollar Range of Equity Securities in the Funds
Mark V. McCray	None

ITEM 9.

PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

PERIOD	TOTAL NUMBER OF SHARES PURCHASED	AVERAGE PRICE PAID PER SHARE	TOTAL NUMBER OF SHARES PURCHASED AS PART OF PUBLICLY ANNOUNCED PLANS OR PROGRAMS	MAXIMUM NUMBER OF SHARES THAT MAY YET BE PURCHASED UNDER THE PLANS OR PROGRAMS
October 2006	N/A	$14.89	15,298	N/A
November 2006	N/A	$15.09	15,482	N/A
December 2006	N/A	$15.26	15,730	N/A
January 2007	N/A	$15.25	16,092	N/A
February 2007	N/A	$15.05	16,496	N/A
March 2007	N/A	$15.23	16,995	N/A
April 2007	N/A	$15.46	16,679	N/A
May 2007	N/A	$15.19	17,194	N/A
June 2007	N/A	$15.35	17,288	N/A
July 2007	N/A	$14.72	18,229	N/A
August 2007	N/A	$14.65	18,367	N/A
September 2007	N/A	$14.21	18,783	N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH - Code of Ethics

(a) (2) Exhibit 99 Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b) Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) PIMCO Municipal Income Fund III

By /s/ Brian S. Shlissel
President and Chief Executive Officer

Dated: December 7, 2007

By /s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Dated: December 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Brian S. Shlissel
President and Chief Executive Officer

Dated: December 7, 2007

By /s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Dated: December 7, 2007